[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit 10.25

EXECUTION VERSION

SITAGLIPTIN CATALYST SUPPLY AGREEMENT

By and Between

MERCK SHARP AND DOHME CORP

And

CODEXIS, INC.

SITAGLIPTIN CATALYST SUPPLY AGREEMENT

This Sitagliptin Catalyst Supply Agreement (this “AGREEMENT”) is made and entered into as of February 1, 2012 (“EFFECTIVE DATE”), by and between MERCK SHARP AND DOHME CORP ("MERCK") (formerly known as Merck & Co. Inc.), a New Jersey corporation having a place of business at One Merck Drive, Whitehouse Station, New Jersey 08889-0100 (“MERCK”), and CODEXIS, INC., a Delaware corporation having a place of business at 200 Penobscot Drive, Redwood City, CA 94063 (“CODEXIS”).

WITNESSETH:

WHEREAS, CODEXIS owns or possesses an exclusive license to the CODEXIS PATENTS and CODEXIS KNOW-HOW (each as hereinafter defined) covering proprietary SUBSTANCE;

WHEREAS, CODEXIS has the right to provide SUBSTANCE and grant licenses and sublicenses and immunities from suit under the CODEXIS PATENTS and CODEXIS KNOW-HOW;

WHEREAS, the PARTIES (as hereinafter defined) previously entered into that certain Catalyst License and Supply Agreement (the “CLSA”) effective as of February 12, 2007, where MERCK obtained SUBSTANCE to screen for activity in the MANUFACTURE of COMPOUND, and a license and/or sublicense from CODEXIS under the CODEXIS PATENTS and CODEXIS KNOW-HOW to use such SUBSTANCE; and

WHEREAS, the PARTIES now desire to enter into a definitive agreement for CODEXIS to supply MERCK with commercial scale SUBSTANCE for the MANUFACTURE of COMPOUND by MERCK.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the PARTIES agree as follows:

1.0	DEFINITIONS

1.1
“AFFILIATE” shall mean (1) any corporation or business entity more than fifty percent (50%) of the voting stock or voting equity interests of which are owned directly or indirectly by a PARTY; or (2) any corporation or business entity which directly or indirectly owns more than fifty percent (50%) of the voting stock or voting equity interests of a PARTY; or (3) any corporation or business entity directly or indirectly controlling or under control of a corporation or business entity as described in (1) or (2). MERCK AFFILIATES may participate in this AGREEMENT upon notification to CODEXIS of their agreement to be bound by the terms and conditions hereof.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.2
“AGENCY” shall mean any applicable local, national or supranational government regulatory authority involved in granting approvals for the MANUFACTURING, marketing and/or pricing of PRODUCT(S) and/or SUBSTANCE.

1.3	“ANNUAL LICENSE FEE” shall mean a fee paid annually by MERCK to CODEXIS for the use of SUBSTANCE during the applicable twelve (12)-month period.

1.4	“CALENDAR YEAR” shall mean any period during the TERM commencing on January 1 and ending on December 31.

1.5
“CODEXIS KNOW-HOW” shall mean all information and materials, including but not limited to discoveries, improvements, processes, formulas, data, inventions, know-how, and trade secrets, patentable or otherwise, existing prior to the EFFECTIVE DATE or during the TERM, which during the TERM (i) are CONTROLLED by CODEXIS or any of its AFFILIATES, (ii) are not generally known, and (iii) are necessary or useful to MERCK in connection with the MANUFACTURE, import, or use of SUBSTANCE or the MANUFACTURE of COMPOUND or PRODUCT. CODEXIS KNOW-HOW does not include the CODEXIS PATENTS.

1.6
“CODEXIS PATENTS” shall mean PATENTS CONTROLLED by CODEXIS prior to the EFFECTIVE DATE or during the TERM, and which contain a claim covering SUBSTANCE as a composition of matter, the MANUFACTURE of SUBSTANCE or the use of SUBSTANCE to make COMPOUND, including all divisions, continuations, continuations-in-part, reissues, renewals, extensions, supplementary protection certificates, or the like of any such patents and patent applications and foreign equivalents thereof, if any.

1.7	“COMPOUND” shall mean [***].

1.8	“COMPOUND SUBSTRATE” shall mean [***].

1.9	“CONFIDENTIALITY AGREEMENT” shall mean the Confidentiality Agreement, dated as of the EFFECTIVE DATE, by and between the PARTIES hereto, a copy of which is attached hereto as ATTACHMENT 1.

1.10
“CONTROL” shall mean with respect to an item, information or an intellectual property right, possession of the ability, whether arising, for example, by ownership or license, to grant a license or sublicense as provided for herein under such item, information or right without violating the terms of a written agreement with any THIRD PARTY.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.11
“DELIVERY/DELIVER/DELIVERED” shall mean delivery of SUBSTANCE under this AGREEMENT by or on behalf of CODEXIS FCA (as defined and governed by INCOTERMS 2010) site of manufacture, unless otherwise agreed to by CODEXIS and MERCK agrees to any additional costs associated with such change in DELIVERY method. For illustrative purposes, in the case of SUBSTANCE MANUFACTURED by [***], “DELIVERY/DELIVER/DELIVERED” shall mean, FCA [***].

1.12	"EMEA" shall mean the European Agency for Evaluation of Medicinal Products.

1.13	"FACILITY" shall mean CODEXIS or its SUBSTANCE MANUFACTURER’S facility used for the MANUFACTURE of SUBSTANCE.

1.14	"FDA" shall mean the United States Food and Drug Administration.

1.15	“FIRM ORDER” shall mean a binding commitment in writing, made by MERCK, to purchase a specified amount of SUBSTANCE MANUFACTURED by or on behalf of CODEXIS.

1.16
“HEALTH REGISTRATION” shall mean a New Drug Application or MARKETING AUTHORIZATION prepared in conformance with applicable AGENCY regulations for filing with the AGENCY for marketing authorization of PRODUCT(S).

1.17	“INVENTION” shall mean any process, method, use, composition-of-matter, article of manufacture, discovery or finding, whether or not patentable.

1.18	“KEY EMPLOYEE” shall mean any employee of CODEXIS who performs any of the services or functions required to be performed by CODEXIS under this AGREEMENT.

1.19
“KEY SUBCONTRACTOR” shall mean any individual or other entity which, as a subcontractor or agent of CODEXIS, performs any of the services or functions required to be performed by CODEXIS under this AGREEMENT.

1.20	“[***]” shall mean [***], an [***] company with limited liability.

1.21
"LAWS" shall mean the laws, ordinances, rules, regulations, and lawful orders of any public authority (including without limitation child labor laws), whether existing at present or later enacted, bearing on the performance of this AGREEMENT, and the relevant FIRM ORDER.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.22	“LEAD TIME” shall mean the time it takes for a specific amount of SUBSTANCE to be manufactured by the SUBSTANCE MANUFACTURER from the time a binding Purchase Order has been issued by MERCK.

1.23	"MAJOR TERRITORY" shall mean the United States, Europe or Japan.

1.24
“MANUFACTURE/MANUFACTURING/MANUFACTURED” shall mean all operations performed by MERCK, its AFFILIATES, and/or THIRD PARTY SUPPLIERS with respect to COMPOUND or PRODUCT or by CODEXIS and/or its THIRD PARTY SUPPLIERS with respect to SUBSTANCE, in each case, in the production, use, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), releasing, and shipping of COMPOUND, PRODUCT or SUBSTANCE, as applicable.

1.25	“MANUFACTURING STANDARDS” shall have the meaning set forth in Section 6.2.

1.26
“MARKETING AUTHORIZATION” shall mean, with respect to any country in the TERRITORY, a marketing authorization application or similar application, registration or certification necessary to market PRODUCT in such country, including applicable pricing and reimbursement approvals.

1.27
“MERCK KNOW-HOW” shall mean all information and materials, including but not limited to discoveries, improvements, processes, formulas, data, inventions, know-how, and trade secrets, patentable or otherwise, existing prior to the EFFECTIVE DATE or during the TERM, which during the TERM (i) are CONTROLLED by MERCK or any of its AFFILIATES, (ii) are not generally known, and (iii) are necessary or useful to CODEXIS in connection with the MANUFACTURE, import, or use of SUBSTANCE or the MANUFACTURE of COMPOUNDS and/or PRODUCTS. MERCK KNOW-HOW does not include the MERCK PATENTS.

1.28
“MERCK PATENTS” shall mean, all PATENTS CONTROLLED by MERCK or any of its AFFILIATES prior to the EFFECTIVE DATE or during the TERM, that are necessary or useful for the development, MANUFACTURE, use, or sale of COMPOUND or PRODUCT in the TERRITORY.

1.29
“PATENTS” shall mean (a) all patents, certificates of invention, applications for certificates of invention, and patent applications, including without limitation patent applications under the Patent Cooperation Treaty and the European Patent Convention, and (b) any renewal, division, continuation (in whole or in part), or continued prosecution applications of any of such patents, certificates of invention and patent applications, and any and all patents or certificates of invention issuing thereon, and any and all reissues, reexaminations, extensions, divisions, renewals, substitutions,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

confirmations, registrations, revalidations, revisions, and additions of or to any of the foregoing, and any foreign counterparts of any of the foregoing and any other patents and patent applications claiming priority back to any of the foregoing.

1.30	"PARTIES" shall mean MERCK and CODEXIS or any of their Affiliates and “PARTY” shall mean any one of them.

1.31	“PRODUCT” shall mean [***], with a molecular weight of 523.32 g/mol. Often referred to as “Sitagliptin phosphate salt monohydrate”.

1.32	“QUALITY STANDARD SPECIFICATIONS” shall have the meaning set forth in Section 6.1.

1.33	“QUARTER” shall mean each of the three consecutive calendar months ending March 31, June 30, September 30, and December 31.

1.34
“REGULATORY MILESTONE PAYMENT” shall mean a one time payment that MERCK shall make to CODEXIS upon the satisfaction of the conditions set forth in Section 4.1.2.1.1.

1.35
“SUBSTANCE” shall mean an enzyme CONTROLLED by CODEXIS for use in the MANUFACTURE of COMPOUND for use in the MANUFACTURE of PRODUCT which PRODUCT is marketed, sold, and distributed in a country in the TERRITORY under a valid HEALTH REGISTRATION.

1.36	“SUBSTANCE FEE” shall mean the fee per kilogram of SUBSTANCE ordered by MERCK pursuant to FIRM ORDER(S), with such fee calculated in accordance to the schedule in ATTACHMENT 3.

1.37
"SUBSTANCE LOADING FACTOR" shall mean, with respect to a particular SUBSTANCE, including without limitation, an IMPROVED SUBSTANCE, the arithmetic ratio of kilograms of SUBSTANCE required to convert [***] of COMPOUND SUBSTRATE to COMPOUND within a targeted range of [***] during MANUFACTURING and as prospectively defined and documented in the respective batch record as the target or, if a range, the lower end of the range. As of the Effective Date, the SUBSTANCE LOADING FACTOR for SUBSTANCE is [***]% (the “INITIAL SUBSTANCE LOADING FACTOR”).

1.38	"SUBSTANCE MANUFACTURER" shall mean the company that MANUFACTURES SUBSTANCE according to CODEXIS KNOW-HOW.

1.39	“TERM” shall have the meaning set forth in Section 12.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.40	"THIRD PARTY" shall mean any party other than MERCK, CODEXIS or AFFILIATES of each PARTY.

1.41
"THIRD PARTY SUPPLIERS" shall mean THIRD PARTIES selected by 1) MERCK or a MERCK AFFILIATE for the MANUFACTURE of COMPOUND or 2) selected by CODEXIS or a CODEXIS AFFILIATE for the MANUFACTURE of SUBSTANCE.

1.42	“TERRITORY” shall mean all of the countries of the world.

1.43
“VALID PATENT CLAIM” shall mean a claim of any granted and unexpired letters patent that has not been revoked or held invalid or unenforceable by final decision of a court or other governmental agency of competent jurisdiction, unappealed or unappealable within the time allowed for appeal, and that is not disclaimed, denied, or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

1.44
“VIOLATION” shall mean that either CODEXIS, or any of its officers, directors, KEY EMPLOYEES or KEY SUBCONTRACTORS: (1) has been convicted of any of the felonies identified among the exclusion authorities listed on the U.S. Department of Health and Human Services, Office of Inspector General website, including 42 U.S.C. 1320a-7(a) (http://oig.hhs.gov/fraud/exclusions/authorities.asp); (2) has been identified in the List of Excluded Individuals/Entities (LEIE) database (http://oig.hhs.gov/fraud/exclusions/exclusions_list.asp) on said website or the U.S. General Services Administration's list of Parties Excluded from Federal Programs (https://www.epls.gov); or (3) to CODEXIS’ knowledge, has been listed by any US Federal agency as being suspended, debarred, excluded, or otherwise ineligible to participate in Federal procurement or non-procurement programs.

1.45	“YEAR” shall mean any period of 365 days.

1.46	“DOLLAR” or “$” shall mean lawful money of the United States of America in immediately available funds.

2.0	SUPPLY OF SUBSTANCE

2.1	Supply.

2.1.1
Upon the request of MERCK, CODEXIS agrees to supply and MERCK agrees to purchase quantities of SUBSTANCE upon initiation of a FIRM ORDER by MERCK and subject to the terms and conditions of this AGREEMENT.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.1.2
During the TERM of this AGREEMENT, CODEXIS shall be the supplier of a minimum of [***]% of the SUBSTANCE requirements by MERCK; provided, however, there are no supply disruptions or compliance issues with the CODEXIS supplied SUBSTANCE pursuant to this Section 2.1.2. In the event MERCK identifies a SUBSTANCE compliance issue with respect to the quality and/or DELIVERY of SUBSTANCE, MERCK shall notify CODEXIS immediately of such issue, and the PARTIES shall discuss such issue in good faith. If the PARTIES mutually agree that such issue creates a significant risk with respect to quality and/or DELIVERY of SUBSTANCE, the PARTIES shall discuss in good faith steps to be taken to resolve such issue and CODEXIS shall have thirty (30) days to resolve such issue. If CODEXIS is unable to resolve such issue within such thirty (30)-day period, then MERCK shall have the right to immediately qualify its own SUBSTANCE MANUFACTURER and CODEXIS will have the obligation to immediately provide the appropriate technical support for such qualification at no cost to MERCK. In this case, the [***]% minimum SUBSTANCE supply commitment to CODEXIS by MERCK will immediately cease to be in effect until CODEXIS resolves such SUBSTANCE compliance issue to MERCK's reasonable satisfaction, at which point, such [***]% minimum requirement shall be reinstated at a reasonable time as MERCK may have made commitments to other suppliers to mitigate the risk.

2.1.3
During the TERM of this AGREEMENT, MERCK has the right to develop at any time a direct SUBSTANCE MANUFACTURER for not more than [***] percent ([***]%) of MERCK’s SUBSTANCE demand. In such case, MERCK shall pay CODEXIS [***] within [***] days of the successful completion of MANUFACTURE of SUBSTANCE by such SUBSTANCE MANUFACTURER at the intended commercial scale, and in exchange CODEXIS agrees to provide all appropriate and necessary technical support for the SUBSTANCE MANUFACTURER qualification within six (6) months of MERCK's request. MERCK will negotiate the price for such SUBSTANCE directly with the SUBSTANCE MANUFACTURER and CODEXIS will not be involved in any part of the commercial agreement. Subject to Section 15.1, MERCK shall not acquire any SUBSTANCE pursuant to this Section 2.1.3 from any of the PRIMARY SUBSTANCE MANUFACTURER, SECONDARY SUBSTANCE MANUFACTURER, TERTIARY SUBSTANCE MANUFACTURER or any proposed PRIMARY SUBSTANCE MANUFACTURER, SECONDARY SUBSTANCE MANUFACTURER or TERTIARY SUBSTANCE MANUFACTURER. CODEXIS has identified [***] as the PRIMARY SUBSTANCE

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MANUFACTURER and [***] as the SECONDARY SUBSTANCE MANUFACTURER.

2.1.4
The PARTIES agree that CODEXIS has identified and qualified [***] to be the current SUBSTANCE MANUFACTURER and [***] is defined as the "PRIMARY SUBSTANCE MANUFACTURER". Pursuant to an agreement entered into on or about the EFFECTIVE DATE, [***] has agreed to MANUFACTURE SUBSTANCE for CODEXIS for three (3) years with the term of such agreement automatically renewing for a period of one (1) year after the initial three (3)-year term expires unless either [***] or CODEXIS delivers the other party a notice of non-renewal twelve (12) months prior to the end of the initial three (3)-year term or the then current renewal term.

2.1.5
The PARTIES agree that within six (6) months of notification from MERCK, CODEXIS will have the obligation to identify and qualify a second SUBSTANCE MANUFACTURER defined as "SECONDARY SUBSTANCE MANUFACTURER" for the MANUFACTURE of SUBSTANCE to be made on its behalf for MERCK. MERCK shall pay CODEXIS a one time [***] fee upon the qualification and successful Quality Audit by MERCK of the "SECONDARY SUBSTANCE MANUFACTURER". Whether a Quality Audit was in fact successful or not shall be determined at the reasonable discretion of MERCK. MERCK has the right to perform a Quality Audit of such SECONDARY SUBSTANCE MANUFACTURER at any time to ensure the SUBSTANCE is MANUFACTURED in accordance with appropriate quality controls as agreed upon by the Parties prior to commencement of MANUFACTURE of SUBSTANCE; provided, that MERCK shall pay to CODEXIS the [***] fee referred to in the second sentence of this Section 2.1.5 within [***] months of MERCK’s initial receipt of SUBSTANCE from the SECONDARY SUBSTANCE MANUFACTURER, regardless if such qualification and Quality Audit were performed or completed, unless such qualification failed or the Quality Audit was unsuccessful (in which event, MERCK shall pay the [***] fee when the qualification and successful Quality Audit do occur). If the SECONDARY SUBSTANCE MANUFACTURER is not found acceptable by MERCK, then CODEXIS shall use commercially reasonable efforts to ensure the SECONDARY SUBSTANCE MANUFACTURER rectifies all deficiencies and complies with the applicable quality standards. CODEXIS will be solely responsible for ensuring the SECONDARY SUBSTANCE MANUFACTURER meets all applicable standards. MERCK shall not be obligated to provide any financial or other support to the SECONDARY SUBSTANCE MANUFACTURER to rectify any quality deficiencies but may, at its

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

sole discretion, elect to participate in any corrective action should it desire to do so.

2.1.6
No sooner than six (6) months after the qualification of the SECONDARY SUBSTANCE MANUFACTURER, MERCK shall have the right but not the obligation to request CODEXIS to qualify a third SUBSTANCE MANUFACTURER to be defined as "TERTIARY SUBSTANCE MANUFACTURER". MERCK shall pay CODEXIS a one time fee of [***] upon the qualification and successful Quality Audit by MERCK of the TERTIARY SUBSTANCE MANUFACTURER. Whether a Quality Audit was in fact successful or not shall be determined at the reasonable discretion of MERCK. MERCK has the right to perform a Quality Audit of such TERTIARY SUBSTANCE MANUFACTURER at any time to ensure the SUBSTANCE is MANUFACTURED in accordance with appropriate quality controls as agreed upon by the PARTIES prior to commencement of MANUFACTURE of SUBSTANCE; provided, that MERCK shall pay to CODEXIS the [***] fee referred to in the second sentence of this Section 2.1.6 within [***] months of MERCK’s initial receipt of SUBSTANCE from the TERTIARY SUBSTANCE MANUFACTURER, regardless if such qualification and Quality Audit were performed or completed, unless such qualification failed or the Quality Audit was unsuccessful (in which event, MERCK shall pay the [***] fee when the qualification and successful Quality Audit do occur). If the TERTIARY SUBSTANCE MANUFACTURER is not found acceptable by MERCK, then CODEXIS shall use commercially reasonable efforts to ensure the SUBSTANCE MANUFACTURER rectifies all deficiencies and complies with the applicable quality standards. CODEXIS will be solely responsible for ensuring the TERTIARY SUBSTANCE MANUFACTURER meets all applicable standards. MERCK shall not be obligated to provide any financial or other support to the TERTIARY SUBSTANCE MANUFACTURER to rectify any quality deficiencies but may, at its sole discretion, elect to participate in any corrective action should it desire to do so.

2.2	FIRM ORDERS, Forecasts and Inventory.

2.2.1	FIRM ORDERS, Forecasts for SUBSTANCE and Inventory.

2.2.1.1
Within [***] business days of the beginning of each QUARTER during the TERM, MERCK shall make available to CODEXIS, upon Codexis written request (email is acceptable), a good faith forecast reflecting MERCK’s, its AFFILIATES’, and its THIRD PARTY SUPPLIERS’ requirements, if any, for SUBSTANCE for each of the following four QUARTERS by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

setting forth the quantities of SUBSTANCE to be supplied, broken down by QUARTER. It is understood and agreed that estimates shall not constitute commitments to take DELIVERY of SUBSTANCE or FIRM ORDERS unless such forecasts are specified in writing by MERCK as binding. All projected order dates, quantities and shipping dates set forth in the forecasts delivered pursuant to this Section 2.2.1.1 shall be binding on MERCK in respect of the requirements set forth for the two full QUARTERS immediately following the delivery of each such forecast; provided that, no forecasts shall be binding until the first time MERCK obtains approval by an applicable regulatory AGENCY in any country in the TERRITORY to use SUBSTANCE in the MANUFACTURE of COMPOUND.

2.2.1.2
At least [***] days prior to the beginning of each QUARTER during the TERM, MERCK shall place a FIRM ORDER for its requirements of SUBSTANCE for such QUARTER. MERCK may also place a FIRM ORDER at any time during the TERM of this AGREEMENT; provided that such FIRM ORDER is submitted at least ninety (90) days prior to the earliest DELIVERY date set forth in such FIRM ORDER. Each FIRM ORDER shall specify the following:

•	quantity of SUBSTANCE ordered;

•	the SUBSTANCE price based on Attachment 3;

•	the required DELIVERY date(s);

•	the ship-to address;

•	the specific packaging amount;

•	shipping conditions;

•	for each quantity of SUBSTANCE, MERCK shall, upon CODEXIS’ written request, provide any documentation necessary to establish any difference in pricing for SUBSTANCE ordered; and

•	current Substance Loading Factor.

Notwithstanding anything herein to the contrary, CODEXIS shall not reject the first FIRM ORDER placed under this Agreement so long as the quantity of SUBSTANCE ordered thereunder is not greater than [***] and the delivery date for such SUBSTANCE is not less than [***] from the date such FIRM ORDER is received by CODEXIS. In no event shall CODEXIS be obligated to satisfy any requirements for quantities of SUBSTANCE in any FIRM ORDER for any QUARTER placed by Merck following the first FIRM ORDER (i) in excess of the estimate for such QUARTER as set forth in the most recent forecast delivered to CODEXIS pursuant to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 2.2.1.1 or (ii) in excess by more than [***] percent ([***]%) of the estimate for such QUARTER as set forth in the forecast delivered to CODEXIS pursuant to Section 2.2.1.1 immediately before the forecast described in clause (i) above. In addition, within [***], MERCK shall deliver FIRM ORDERS for SUBSTANCE for the remainder of the then-current QUARTER and each of the following [***] QUARTERS broken down by QUARTER. For such FIRM ORDERS, CODEXIS shall have [***] business days to accept or reject such FIRM ORDERS and if CODEXIS does not respond within such [***] day period, then the FIRM ORDER is deemed rejected.

2.2.1.3
Should MERCK deliver a FIRM ORDER requesting that CODEXIS supply SUBSTANCE in excess of MERCK’s most recent estimate of its requirements made available to CODEXIS pursuant to Section 2.2.1.1, CODEXIS shall use reasonable commercial efforts to meet such request for SUBSTANCE; however, in the event that CODEXIS will not be able to meet such request, CODEXIS’ failure to supply such excess amounts shall not be a breach of CODEXIS’ obligations under this AGREEMENT.

2.2.1.4
MERCK may cancel or defer any portion of a FIRM ORDER for SUBSTANCE which exceeds the forecast for such QUARTER, in whole or in part, without penalty, provided that such cancellation or deferment notice is in writing and received by CODEXIS at least [***] days prior to the scheduled DELIVERY date for SUBSTANCE and MERCK reimburses CODEXIS for all reasonable costs and expenses incurred by CODEXIS in the production of such cancelled or deferred portion prior to receipt of such notice.

2.2.1.5
CODEXIS shall DELIVER each accepted FIRM ORDER for SUBSTANCE on or before the date(s) specified in such FIRM ORDER by MERCK. No DELIVERY of SUBSTANCE shall be made more than [***] business days in advance of the date specified for DELIVERY in such FIRM ORDER without MERCK's approval. CODEXIS’ site of MANUFACTURE shall be indicated on documents accompanying each shipment of SUBSTANCE.

2.2.1.6
CODEXIS shall cause each shipment of SUBSTANCE to be DELIVERED to MERCK with not less than [***] months of the then-current shelf life remaining on such shipment of SUBSTANCE; provided, however, that after the shelf life of

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUBSTANCE is extended to [***] months or beyond, CODEXIS shall cause each shipment of SUBSTANCE to be DELIVERED to MERCK with not less than [***]% of the then-current shelf life remaining on such shipment of SUBSTANCE. CODEXIS will perform stability tests through at least thirty six (36) months.

2.2.1.7
FIRM ORDERS will be made on such form of purchase order or document as MERCK may specify from time to time in writing, provided that the terms and conditions of this AGREEMENT shall be controlling over any terms and conditions included in any FIRM ORDER. Any FIRM ORDER containing a term or condition that is in addition to, different from or contrary to the terms and conditions of this AGREEMENT shall be void with respect to such additional, different or contrary term or condition unless consented to in writing by CODEXIS.

2.2.1.8
CODEXIS shall cause the SUBSTANCE MANUFACTURER(s) to at all times have in inventory not less than [***]% of the projected quantities of SUBSTANCE to be supplied to MERCK over a four-QUARTER period as set forth in the most recently delivered forecast pursuant to Section 2.2.1.1.

2.2.1.9	The LEAD TIME is shown on the table below:

Supplier	LEAD TIME [***]	LEAD TIME [***]	LEAD TIME [***]	LEAD TIME [***]	Max Capacity	Comment
[***]	[***]	[***]	[***]	[***]	[***]	Standard operation
[***]	[***]	[***]	[***]	[***]	[***]	*Demonstrated with augmented staff
SECONDARY SUBSTANCE MANUFACTURER	[***]	[***]	[***]	[***]	[***]	[***]
TERTIARY SUBSTANCE MANUFACTURER	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]

For the avoidance of doubt, the table above is for planning purposes only and it reflects the current capacity and throughput of the SUBSTANCE MANUFACTURERS. For example, [***] can supply [***] Kgs. of SUBSTANCE with a [***]-month LEAD TIME. Once the LEAD TIME increases to [***] months, [***] can supply [***] Kgs. of SUBSTANCE and with a LEAD TIME of [***] months, [***] can supply [***] Kgs. of SUBSTANCE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.0	INTELLECTUAL PROPERTY AND LICENSES

3.1	Ownership.

3.1.2
All right, title, and interest in and to the CODEXIS PATENTS shall, as between the PARTIES, be solely owned by CODEXIS. All right, title, and interest in and to the CODEXIS KNOW-HOW and any INVENTIONS related thereto shall belong solely to CODEXIS.

3.1.3
All right, title, and interest in and to the MERCK PATENTS shall, as between the PARTIES, be solely owned by MERCK. All right, title, and interest in and to the MERCK KNOW-HOW and any INVENTIONS related thereto shall belong solely to MERCK.

3.2	Licenses.

3.2.1
Subject to the terms and conditions of this AGREEMENT, including without limitation Article 4.0, CODEXIS hereby grants to MERCK a non-exclusive, worldwide license, with the right to sublicense, under the CODEXIS PATENTS and CODEXIS KNOW-HOW to (i) use SUBSTANCE to make, have made, use, import, and sell COMPOUND CONTROLLED by MERCK and its AFFILIATES or PRODUCT CONTROLLED by MERCK and its AFFILIATES in the TERRITORY; and (ii) make and have made SUBSTANCE for the sole purpose of MANUFACTURING and selling COMPOUND CONTROLLED by MERCK and its AFFILIATES or PRODUCT CONTROLLED by MERCK and its AFFILIATES in the TERRITORY. For the avoidance of doubt, the license granted by CODEXIS to MERCK under this Section 3.2.1 (ii) to make or have made SUBSTANCE may not be exercised unless and until CODEXIS or a CODEXIS AFFILIATE, or any THIRD PARTY SUPPLIER selected by CODEXIS, fails to supply SUBSTANCE to MERCK, as set forth in Section 2.1.

3.2.2
MERCK acknowledges and agrees that the use of the CODEXIS PATENTS and CODEXIS KNOW-HOW licensed pursuant to this AGREEMENT creates no rights, ownership interest or other interest, other than the rights specifically granted to MERCK pursuant to this AGREEMENT. Except to the extent permitted by this AGREEMENT, MERCK shall not assert any right, title, or interest in or to the CODEXIS PATENTS and CODEXIS KNOW-HOW or any INVENTIONS related thereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.2.3	Except for the rights expressly granted under this AGREEMENT, no right, title or interest of any nature whatsoever is granted by any PARTY to the other PARTY or any THIRD PARTY hereunder.

4.0	LICENSES AND SUPPLY FEES

4.1
In consideration of the rights and licenses granted hereunder, MERCK, on behalf of itself, its AFFILIATES and THIRD PARTY SUPPLIERS, shall pay CODEXIS certain licensing and supply fees as listed in this Article 4.0.

4.1.4	ANNUAL LICENSE FEE.

An ANNUAL LICENSE FEE in the amount set forth on ATTACHMENT 2 will be paid to CODEXIS by MERCK. The first ANNUAL LICENSE FEE shall be set forth on the invoice included in the DELIVERY of the first shipment under the first FIRM ORDER for SUBSTANCE. The first ANNUAL LICENSE FEE shall be paid to CODEXIS by MERCK within [***] days after the issuing of the invoice of the first FIRM ORDER for SUBSTANCE hereunder. The first ANNUAL LICENSE FEE shall cover a period of one YEAR beginning on the date of such DELIVERY (such date, the “FIRST FIRM ORDER DATE”) and ending on the first anniversary of the FIRST FIRM ORDER DATE. MERCK shall not be obligated to place the first FIRM ORDER of SUBSTANCE until the first time MERCK obtains approval by an applicable regulatory AGENCY in any country in the TERRITORY to use SUBSTANCE in the MANUFACTURE of COMPOUND. No ANNUAL LICENSE FEE will be paid if MERCK does not obtain approval by at least one (1) applicable regulatory AGENCY in any country in the TERRITORY to use SUBSTANCE in the MANUFACTURE of COMPOUND. All future ANNUAL LICENSE FEES shall be due and payable by MERCK within [***] days of each subsequent anniversary of the FIRST FIRM ORDER DATE. Notwithstanding the foregoing, the ANNUAL LICENSE FEE for any particular YEAR shall not be owed by MERCK to CODEXIS if this AGREEMENT has been terminated in accordance with the terms and conditions hereof and the effective date for such termination is prior to the anniversary date of the applicable YEAR. For clarity, ANNUAL LICENSE FEES are non-refundable, non-creditable and may not be prorated.

4.1.5	MILESTONE and SUBSTANCE FEES.

4.1.5.1
Consistent with the obligations of MERCK under Section 4.1.5.2.1 of the CLSA and in consideration of the rights granted to MERCK, its AFFILIATES, and THIRD PARTY SUPPLIERS under this AGREEMENT, MERCK shall pay CODEXIS the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

payments set forth in this Section 4.1.2, for SUBSTANCE used by MERCK, its AFFILIATES, or THIRD PARTY SUPPLIERS or MANUFACTURED by MERCK, its AFFILIATES, or THIRD PARTY SUPPLIERS per Section 3.2.1(ii) (if applicable). MERCK’s obligation to remit the payments set forth in this Section 4.1.2 shall continue until MERCK provides CODEXIS with written notice that it is no longer using SUBSTANCE, CODEXIS KNOW-HOW or a process covered by CODEXIS PATENTS to MANUFACTURE COMPOUND and/or PRODUCT.

4.1.5.1.1
MERCK will pay CODEXIS a one-time REGULATORY MILESTONE PAYMENT of [***] in the event that SUBSTANCE is utilized in the MANUFACTURING of a PRODUCT that receives approval of a HEALTH REGISTRATION for such PRODUCT in the United States, Europe, Japan, Korea or Canada. Such payment will be non-refundable and non-creditable. The PARTIES acknowledge and agree that such approval shall be given by the applicable AGENCY.

4.1.2.1.2 The REGULATORY MILESTONE PAYMENT set forth in Section 4.1.2.1.1 is in addition to the SUBSTANCE supply payments as described in Section 4.1.2.2. For avoidance of doubt, the milestone payment is for the first HEALTH REGISTRATION of a PRODUCT in any of the United States, Europe, Japan, Korea or Canada and does not apply to successive HEALTH REGISTRATIONS. The PARTIES acknowledge and agree that such approval shall be given by the applicable AGENCY.

4.1.2.2    SUBSTANCE FEES. Subject to Section 9.1, MERCK shall pay CODEXIS a SUBSTANCE FEE for the purchase of SUBSTANCE according to the schedule in ATTACHMENT 3. At CODEXIS’ request, but not more than once per year, the $/kg of SUBSTANCE as listed in the schedule in TABLE 1 on ATTACHMENT 3 will be adjusted based on the latest ratio of COMPOUND SUBSTRATE to PRODUCT.

The following examples show the calculation of ANNUAL LICENSE FEES AND SUBSTANCE FEES. The examples are for demonstration purposes only and remain subject to applicable adjustment under TABLE 1 on ATTACHMENT 3.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Example # 1

[***]
LICENSE FEE (Attachment 2) = [***]

SUBSTANCE FEE (Attachment 3) = ([***] Kgs X [***]% X [***]) X [***] + ([***] Kg's X [***]% X [***]) X [***] = [***] + [***] = [***]

[***]	PRODUCT Volume (kg)	[***] PRODUCT [***]	SUBSTANCE [***]	SUBSTANCE [***]	SUBSTANCE Fee
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Total amount paid to CODEXIS = [***] + [***] = [***]

Example # 2

[***]

•	Incremental PRODUCT MANUFACTURED with SUBSTANCE = [***] kilograms (Year 1) + [***] kilograms (Year 2) = [***] kilograms

LICENSE FEE (Attachment 2) = [***]

SUBSTANCE FEE (Attachment 3) = [***] +[***] = [***]

[***]	PRODUCT Volume (kg)	[***] PRODUCT [***]	SUBSTANCE [***]	SUBSTANCE [***]	SUBSTANCE Fee
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Total amount paid to CODEXIS = [***] + [***] =[***]

Example # 3

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

•	Incremental PRODUCT MANUFACTURED with SUBSTANCE = [***] kilograms (Year 1) +[***] kilograms (Year 2) +[***] kilograms (Year 3) = [***] kilograms

LICENSE FEE (Attachment 2) = [***]

SUBSTANCE FEE (Attachment 3) = [***] +[***] = [***]

[***]	PRODUCT Volume (kg)	[***] PRODUCT [***]	SUBSTANCE [***]	SUBSTANCE [***]	SUBSTANCE Fee
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

Total amount paid to CODEXIS = [***] + [***] = [***]

Example # 4

[***]

•	Incremental PRODUCT MANUFACTURED with SUBSTANCE for Years 1-4 = [***] kilograms

LICENSE FEE (Attachment 2) = [***]

SUBSTANCE FEE (Attachment 3) = [***]

[***]	PRODUCT Volume (kg)	[***] PRODUCT [***]	SUBSTANCE [***]	SUBSTANCE [***]	SUBSTANCE Fee
[***]	[***]	[***]	[***]	[***]	[***]

Total amount paid to CODEXIS = [***] + [***] = [***]

4.2
Reconciliation. Within [***] days following the end of each CALENDAR YEAR, the PARTIES shall review the report provided by MERCK to CODEXIS as set forth in Section 17.2 of this AGREEMENT in order to determine if the SUBSTANCE FEES paid by MERCK to CODEXIS during such CALENDAR YEAR were calculated in conformance with this AGREEMENT. Any underpayment or overpayment by MECK will be reflected on the invoice for its next FIRM ORDER. In addition, the PARTIES may mutually agree to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

engage in such reconciliation at any time during the TERM for any period of time, and MERCK shall supply any information or documentation requested by CODEXIS for such reconciliation.

4.3
Minimum Demand. For forecast purposes only, MERCK expects to purchase a minimum of [***] of SUBSTANCE from CODEXIS, its AFFILIATES, or THIRD PARTY SUPPLIERS per CALENDAR YEAR, provided the demand for SUBSTANCE exists, as subject to pending regulatory approvals worldwide. This Section 4.3 provides a non-binding forecast based on current SUBSTANCE LOADING FACTORS and COMPOUND cycle time and yields and does not commit MERCK to any minimum purchase or create any financial obligation of MERCK to CODEXIS.

4.4	Payments in U.S. Dollars. All payments required pursuant to this Article 4.0 are based on U.S. dollars.

5.0	USE OF SUBSTANCE

5.1
Efficiency of SUBSTANCE. Each PARTY will use commercially reasonable efforts to ensure the SUBSTANCE LOADING FACTOR during MANUFACTURE of COMPOUND is at or less than the INITIAL SUBSTANCE LOADING FACTOR when MANUFACTURING the COMPOUND.  If at any time the SUBSTANCE LOADING FACTOR [***], the PARTIES will [***].

5.2
Continuous Improvement: CODEXIS is committed to continue evolving the SUBSTANCE with the objective to reduce the SUBSTANCE LOADING FACTOR. [***] during the TERM of this AGREEMENT, CODEXIS can present to MERCK an improved strain of the SUBSTANCE ("IMPROVED SUBSTANCE") that MERCK will [***] provided that:

5.2.1	Lab work by MERCK does not show any adverse effect in COMPOUND yield or cycle time attributed to the IMPROVED SUBSTANCE ;

5.2.2	Lab work by MERCK does not show any adverse effect in the COMPOUND impurity profile attributed to the IMPROVED SUBSTANCE; and

5.2.3	Using the IMPROVED SUBSTACE [***] and, with respect to the IMPROVED SUBSTANCE, [***].
If after the adoption of the IMPROVED SUBSTANCE by MERCK in the commercial MANUFACTURE of COMPOUND, MERCK identifies any issue in the commercial MANUFACTURE of COMPOUND attributed to the use of the IMPROVED SUBSTANCE which is adverse to the commercial MANUFACTURE of COMPOUND in a material way, CODEXIS agrees to immediately switch to the MANUFACTURE of the SUBSTANCE and MERCK will be released from any requirement to further evaluate the IMPROVED SUBSTANCE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.3    SUBSTANCE Immobilization: MERCK may develop a SUBSTANCE immobilization process, where a small amount of SUBSTANCE will be used (SUBSTANCE LOADING FACTOR will be [***]%). MERCK shall provide written notice to CODEXIS that it has employed an immobilization process in the commercial scale. In such event, the ANNUAL LICENSE FEE will remain being paid in accordance with ATTACHMENT 2, but the SUBSTANCE FEE shall be modified as follows: (a) if MERCK’s pre-immobilization SUBSTANCE LOADING FACTOR is greater than or equal to [***]%, then the SUBSTANCE FEE shall be determined in accordance with ATTACHMENT 4 with the pre-immobilization SUSTANCE LOADING FACTOR set at [***]%; or (b) if MERCK’s pre-immobilization SUBSTANCE LOADING FACTOR is less than [***]%, then the SUBSTANCE FEE shall be determined in accordance with ATTACHMENT 4 with the pre-immobilization SUBSTANCE LOADING FACTOR set at MERCK’s current SUBSTANCE LOADING FACTOR. Any adjustments on SUBSTANCE FEE will be made only for FIRM ORDERS for SUBSTANCE intended to be used for immobilization placed after the date of receipt by CODEXIS of MERCK’s written notice that it has employed an immobilization process.

5.4    Third Party Enzyme.    MERCK will not engage a THIRD PARTY to make any derivatives of SUBSTANCE but, for the avoidance of doubt, MERCK may use enzymes from THIRD PARTIES that are not SUBSTANCE and that were discovered independently; provided, such enzymes and/or the use of such enzymes do not fall within the scope of a VALID PATENT CLAIM of a CODEXIS PATENT.

5.5    USE OF SUBSTANCE. MERCK shall not, and shall not allow any THIRD PARTY to, without the prior written consent of CODEXIS, (a) extract information from, reverse engineer, deconstruct, disassemble, sequence or in any way determine, or attempt to extract information from, reverse engineer, deconstruct, disassemble, sequence or in any way determine, the biological, chemical or physical structure or composition of any SUBSTANCE MANUFACTURED by CODEXIS; (b) copy, alter, modify or otherwise design or create any variant or derivative of any such SUBSTANCE; or (c) transfer or disclose or otherwise provide access to any of such SUBSTANCE or its variants, derivatives or components, or sequence information pertaining thereto, to a THIRD PARTY.

6.0	SUBSTANCE QUALITY

6.1
CODEXIS and MERCK have agreed that SUBSTANCE shall meet specifications outlined in the Quality Standard Specifications set forth on ATTACHMENT 5 (the “QUALITY STANDARD SPECIFICATIONS”). The PARTIES may periodically update the QUALITY STANDARD SPECIFICATIONS upon mutual written agreement. All future versions of the QUALITY STANDARD SPECIFICATIONS will supersede the QUALITY STANDARD SPECIFICATIONS in ATTACHMENT 5 of this AGREEMENT. It will be the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

sole responsibility of CODEXIS to ensure the SUBSTANCE MANUFACTURERS selected by CODEXIS use the latest version of the QUALITY STANDARD SPECIFICATIONS. The SUBSTANCE’s QUALITY STANDARD SPECIFICATIONS may be amended or supplemented from time to time by MERCK upon mutual agreement with CODEXIS.

6.2
CODEXIS and its SUBSTANCE MANUFACTURERS shall ensure MANUFACTURE and supply of SUBSTANCE is in accordance with the QUALITY STANDARD SPECIFICATIONS, the quality and MANUFACTURING standards in effect at the time of MERCK’s initial qualification audit of CODEXIS and/or its SUBSTANCE MANUFACTURERS, on a per MANUFACTURING FACILITY basis (the “MANUFACTURING STANDARDS”), applicable LAWS and AGENCY requirements.

6.3	Notwithstanding anything herein to the contrary, CODEXIS and its SUBSTANCE MANUFACTURERS shall obtain MERCK’s consent to all changes set forth on ATTACHMENT 6 for which such consent is required.

6.4
CODEXIS and its SUBSTANCE MANUFACTURERS shall MANUFACTURE all SUBSTANCE supplied hereunder at the qualified SUBSTANCE MANUFACTURER FACILITY. MANUFACTURING of SUBSTANCE may not be relocated without MERCK’s prior written consent (such consent not to be unreasonably delayed or withheld). Any such relocation of the MANUFACTURING of SUBSTANCE shall comply with all applicable LAWS and shall be made in accordance with ATTACHMENT 6.

6.5
CODEXIS and its SUBSTANCE MANUFACTURERS shall permit one or more qualified technical specialists from MERCK, upon reasonable prior notice and during normal business hours, to conduct audits or inspections (including, but not limited to, quality, safety, social responsibility, and environmental) of the FACILITY or any other facility which is proposed to be used to MANUFACTURE SUBSTANCE. Material observations and conclusions of MERCK's audits will be issued to, and promptly discussed with, CODEXIS. CODEXIS shall provide a written response within [***] days of receipt of such observations and conclusions. The PARTIES will discuss such response and promptly agree on corrective action to be implemented in the event such observations and conclusions establish that CODEXIS and/or its SUBSTANCE MANUFACTURERS do not substantially comply with the applicable MANUFACTURING STANDARDS. The [***] corrective action shall be implemented by CODEXIS and its SUBSTANCE MANUFACTURERS, [***]. If necessary, [***] in order to ensure that any such corrective actions are appropriately completed. Such corrective action shall be implemented by CODEXIS and its SUBSTANCE MANUFACTURERS, [***]; provided, however, that MERCK may, in its sole discretion, accept

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUBSTANCE from CODEXIS prior to CODEXIS’ completion of the corrective action. The PARTIES agree that [***] under this AGREEMENT. MERCK shall have the right to review all relevant documentation.

6.6
CODEXIS and its SUBSTANCE MANUFACTURERS agree, at CODEXIS expense, to MANUFACTURE SUBSTANCE, operate and maintain the FACILITY and all equipment and machinery used, directly or indirectly, to MANUFACTURE SUBSTANCE in accordance with the MANUFACTURING STANDARDS and all applicable LAWS and AGENCY requirements, and to maintain said FACILITY, equipment, and machinery in an acceptable state of repair and operating efficiency so as to meet the QUALITY STANDARD SPECIFICATIONS and MANUFACTURING STANDARDS. Any costs or expenses related to bringing the FACILITY or any equipment or machinery needed to MANUFACTURE SUBSTANCE into compliance as aforesaid shall be borne [***].

6.7
CODEXIS and its SUBSTANCE MANUFACTURERS shall perform, at their quality control laboratories, such quality control tests as are indicated in the QUALITY STANDARD SPECIFICATIONS, in accordance with the test methods and procedures specified or approved by MERCK. CODEXIS shall make the results of its quality control tests available to MERCK on or before the date of DELIVERY of the corresponding batches of SUBSTANCE. No batch of SUBSTANCE shall be released for DELIVERY unless CODEXIS and its SUBSTANCE MANUFACTURERS tests show the SUBSTANCE to meet the quality specifications set forth in the QUALITY STANDARD SPECIFICATIONS. Should any batch fail to meet the standards set forth in the QUALITY STANDARD SPECIFICATIONS, CODEXIS and its SUBSTANCE MANUFACTURERS shall immediately (and, in any event, within [***]) notify MERCK and MERCK may, at its option, investigate the cause of such failure or require CODEXIS to do so and to provide MERCK with a written report summarizing the results of the investigations. MERCK shall perform such confirmatory testing of SUBSTANCE released for DELIVERY to MERCK as MERCK shall deem appropriate, which may include, but is not limited to, the recommended procedures set forth in the QUALITY STANDARD SPECIFICATIONS. MERCK shall advise CODEXIS of any failure of such SUBSTANCE to meet the standards set forth in the QUALITY STANDARD SPECIFICATIONS and MANUFACTURING STANDARDS without undue delay.

6.8
CODEXIS and its SUBSTANCE MANUFACTURERS are responsible for obtaining, retaining, and [***] the amount of SUBSTANCE required for quality control release testing, which storing and testing are as indicated in the QUALITY STANDARD SPECIFICATIONS. Such amounts shall be retained for [***] years following completion of MANUFACTURE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.9
CODEXIS shall immediately (and, in any event, within [***]) notify MERCK of any information CODEXIS receives regarding any threatened or pending action by any AGENCY. Upon receipt of any such information, CODEXIS shall consult with MERCK in an effort to arrive at a mutually acceptable procedure for taking appropriate action; provided, however, that nothing contained herein shall be construed as restricting the right of either PARTY to make a timely report of such matter to any AGENCY or take other action that it deems to be appropriate or required by LAWS.

6.10
Each PARTY shall immediately (and, in any event, within [***]) notify the other of any information of which it is aware concerning SUBSTANCE supplied to MERCK that may affect the safety or efficacy claims or the continued marketing of the PRODUCT. Any such notification will include all related information in detail. Upon receipt of any such information, CODEXIS shall consult with MERCK in an effort to arrive at a mutually acceptable procedure for taking appropriate action; provided, however, that nothing contained herein shall be construed as restricting the right of either PARTY to make a timely report of such matter to any AGENCY or take other action that it deems to be appropriate or required by LAWS. Each PARTY will notify the other immediately of any health hazards of which it is aware with respect to SUBSTANCE, COMPOUND or PRODUCT that may impact employees involved in the MANUFACTURE of SUBSTANCE or formulation of SUBSTANCE or COMPOUND into PRODUCT.

6.11
CODEXIS shall immediately (and, in any event, within [***]) notify MERCK of any proposed or unannounced visit or inspection directly related to, and/or which could potentially impact supply of, SUBSTANCE, by any governmental authority, including, without limitation, any AGENCY or any environmental regulatory authority, and agrees, to the extent practicable, to permit one or more qualified representatives of MERCK to be present if requested by MERCK. If MERCK is not present during such a visit or inspection, CODEXIS shall promptly provide a brief daily summary during the inspection and a final summary report of the results of the inspection to MERCK in English. CODEXIS shall promptly (and in no event later than [***] business days from receipt of the subject reports, documents, or correspondence) furnish MERCK English summaries of all reports, documents, and correspondence with respect to any AGENCY requests or inspections of the FACILITY, as well as a copy of each such report, document, and correspondence in English.

6.12
CODEXIS and its SUBSTANCE MANUFACTURERS hereby declares that as of the EFFECTIVE DATE , it is not producing, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), releasing, or shipping any chemical entity classified as penicillins or other beta-lactam antibiotics such as cephalosporins,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

carbapenems or monobactams; sex hormones; cytotoxic or cytostatic anti-neoplastic agents; other highly active compounds; biological preparations containing live viruses; or other toxic, non-drug substances or "technical poisons" [***] (“Restricted Categories”). In the event that CODEXIS intends, during the TERM, [***] from the FACILITY, CODEXIS shall promptly, and not more than [***] days prior to taking any such action, notify MERCK in writing of its intention to do so in order to allow MERCK to [***]. In the event MERCK [***], the PARTIES will meet to resolve the problem. Notwithstanding the foregoing, CODEXIS shall not produce, formulate, or package products in the FACILITY that MERCK considers to present cross-contamination problems for SUBSTANCE.

6.13
CODEXIS and its SUBSTANCE MANUFACTURERS shall maintain an adequate supplier management program to assess, on a risk-basis, quality of supply and assurance of supply from its suppliers of raw materials that are components of, or may come in contact with, the SUBSTANCE (such as primary packaging materials, excipients, and nutrients). The supplier management program should include some site based audits of suppliers. Furthermore, MERCK may, at its option, independently conduct audits or [***] of CODEXIS and its SUBSTANCE MANUFACTURERS suppliers of such raw materials, [***]. As a result of such audits, if necessary, MERCK shall have the right to direct CODEXIS and its SUBSTANCE MANUFACTURERS to disqualify a supplier as a source of raw materials used for the MANUFACTURE of SUBSTANCE. CODEXIS shall identify a new supplier of such raw materials and replace the disqualified supplier with such new supplier. Notwithstanding the forgoing, CODEXIS and its SUBSTANCE MANUFACTURERS shall be fully responsible for sourcing and testing of such raw materials and qualification and management of its supplier(s) of such raw materials.

7.0	DELIVERY AND ACCEPTANCE

7.1
CODEXIS shall effect DELIVERY only pursuant to a FIRM ORDER. Each container shall be labeled in accordance with mutually agreed label specifications. CODEXIS shall bear all risk of loss or damage with respect to the SUBSTANCE until such SUBSTANCE is DELIVERED to MERCK. MERCK shall bear all risk of damages and loss after such SUBSTANCE is DELIVERED to MERCK.

7.2
CODEXIS will DELIVER SUBSTANCE under appropriate packaging and storage conditions, including, for example, using [***] for shipments. [***] agrees to store SUBSTANCE in a secure location at [***] unless otherwise instructed by [***]. [***] shall bear any and all costs arising from failure to comply with the terms of the foregoing sentence.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.3	USE OF WOOD PALLETS IN SHIPMENTS

7.3.1
CODEXIS expressly agrees and represents, warrants and covenants that any shipment to a MERCK site or its AFFILIATES or THIRD PARTY SUPPLIERS location using wood pallets shall only be done if the wood pallets meet the following criteria

7.3.1.1
Certified heat treated wood pallets, in accordance with the International Standards for Phytosanitary Measures (ISPM) 15 "Regulation of Wood Packaging Materials in International Trade", developed by the International Plant Protection Convention (IPPC), as amended; provided, however, that nothing herein or therein shall permit the use of any chemical on wood pallets

7.3.1.2	No additional chemical treatments have been used on such wood pallets, including, but not limited to Methyl Bromide

7.3.1.3
Contain the heat-treatment certification (stamped "HT"), the country of origin two-letter designator, the regional identifier and a registration number in accordance with ISPM, and such stamp, designator and number will be located on the wood pallet to allow MERCK to visually inspect the wood pallet, upon receipt.

7.3.1.4
MERCK reserves the right to reject any shipment that does not meet the aforementioned criteria and any costs associated with the rejection of such shipment due to a failure to meet these criteria shall be for the sole cost and expense of CODEXIS.

8.0	INCOME TAX WITHHOLDING

8.1
If LAWS, rules or regulations require withholding of any taxes imposed on account of any payments under this AGREEMENT, MERCK shall make such withholding payments to the proper taxing authority as required and such taxes shall be deducted by MERCK from such payments to CODEXIS. MERCK shall submit appropriate proof of payment of withholding tax to CODEXIS. The PARTIES will exercise their best efforts, consistent with reasonable business practices, to ensure that any withholding taxes imposed are reduced as far as possible under the provisions of any current or future double taxation treaties or other agreements between foreign countries, and the PARTIES shall cooperate with each other with respect thereto, with the appropriate PARTY under the circumstances providing the documentation required under such treaty or agreements to claim benefits thereunder.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Notwithstanding anything herein to the contrary, this Section 8.1 shall not apply to any value added tax or other similar tax.

9.0	INVOICE & PAYMENT

9.1
CODEXIS shall issue an invoice for payments as specified in Section 4.1, or upon milestone or annual payments becoming due (as applicable) as set forth in this AGREEMENT. A complete invoice issued by CODEXIS for DELIVERED SUBSTANCE shall be paid within [***] days from the date of such invoice. A complete invoice shall include: a MERCK purchase order number (in the event that a purchase order is not issued, then the name of a MERCK contact person shall be specified on the invoice), invoice number, invoice date, payment terms, total amount of invoice, description of payment, and address to remit payment.

9.2
All payments made pursuant to this AGREEMENT shall be made by direct wire transfer of DOLLARS in immediately available funds in the requisite amount to such bank account as CODEXIS may from time to time designate by written notice to MERCK.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10.0	REPRESENTATIONS AND WARRANTIES

10.1
GENERAL WARRANTIES. Each PARTY represents and warrants and covenants that, as of the EFFECTIVE DATE, (i) it is a corporation duly organized and validly existing and in good standing under the LAWS of its jurisdiction of organization, (ii) it is qualified or licensed to do business and in good standing in every jurisdiction where such qualification or licensing is required, (iii) it has the corporate power and authority to negotiate, execute, deliver and perform its obligations under this AGREEMENT, and (iv) the performance of its obligations under this AGREEMENT do not conflict with any contractual obligation of such PARTY or any court order.

10.2	SUBSTANCE WARRANTIES.

10.2.1
CODEXIS represents, warrants and covenants that all SUBSTANCE shall, at the time of DELIVERY, be MANUFACTURED (i) to meet the QUALITY STANDARD SPECIFICATIONS and (ii) in accordance with all applicable LAWS and regulations and AGENCY requirements in effect on the day of DELIVERY. CODEXIS guarantees that no SUBSTANCE shall, at the time of DELIVERY, be (a) adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act (the "ACT"), or any similar law of any other jurisdiction, or (b) an article which may not, under the provisions of the ACT, or any similar law of any other jurisdiction, be introduced into stream of commerce.

10.2.2
Upon receipt of each shipment of SUBSTANCE, MERCK, or a THIRD PARTY designated by MERCK, shall test and inspect such SUBSTANCE for compliance with the representation, warranty and covenant specified in Section 10.2.1(i). Within [***] days after the DELIVERY of a shipment of SUBSTANCE, MERCK shall provide notice to CODEXIS of the result of the testing and inspection in writing; provided that if MERCK fails to provide such notice within such [***] day period, the shipment of SUBSTANCE shall be deemed accepted. If MERCK provides notice to CODEXIS in writing that a shipment of SUBSTANCE did not, at the time of DELIVERY, meet the representation, warranty and covenant specified in Section 10.2.1(i), and if CODEXIS disputes MERCK’S right to reject all or part of shipment of any SUBSTANCE as set forth in this Section 10.2.2, CODEXIS shall notify MERCK within [***] days after such rejection, and the PARTIES shall cooperate to have such SUBSTANCE in dispute analyzed by an independent testing laboratory of recognized repute selected by MERCK and approved by CODEXIS, which approval shall not be unreasonably withheld. The results of such laboratory testing shall be final and binding on the PARTIES on the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

issue of compliance of the SUBSTANCE with such representation, warranty and covenant. Such testing shall be for the determination of financial liability only and shall not determine releasability of SUBSTANCE. If the SUBSTANCE is determined to meet such representation, warranty and covenant, then MERCK shall bear the cost of the independent laboratory testing and pay the fees with respect to the SUBSTANCE in accordance with this AGREEMENT. If the SUBSTANCE is determined not to have met such representation, warranty and covenant, then CODEXIS shall bear the cost of laboratory testing, and CODEXIS shall, at MERCK's election, either replace the rejected SUBSTANCE within [***] days after the date of such determination, at no cost to MERCK, or refund to MERCK the fees paid by MERCK for such SUBSTANCE(S), and the cost of all materials used for such SUBSTANCE paid by MERCK, including without limitation any materials supplied by MERCK, plus any applicable delivery charge. Notwithstanding anything to the contrary, CODEXIS shall have no obligation to replace any shipment of SUBSTANCE or part thereof pursuant to this Section 10.2.2 in the event CODEXIS can establish that the reason the SUBSTANCE did not meet the representation, warranty and covenant specified in Section 10.2.1(i) occurred after DELIVERY of such shipment of SUBSTANCE by CODEXIS. Any non-conformance with the warranties specified in this Article 10.0, as it relates to supply of SUBSTANCE meeting the QUALITY STANDARD SPECIFICATIONS agreed to by the PARTIES at the time of DELIVERY to MERCK, which reasonably could not have been discovered within such [***] day frame shall be reported to CODEXIS within [***] business days after discovery by MERCK; provided that CODEXIS shall have no responsibility for any such non-conformance if the cause leading to non-conformance was any failure of MERCK.

10.2.3	Any SUBSTANCE which fails to meet the warranties under Section 10.2.1 and which is in MERCK’s possession shall be destroyed at CODEXIS’ expense.

10.2.4
CODEXIS represents, warrants, and covenants that, to CODEXIS’ knowledge as of the EFFECTIVE DATE, SUBSTANCE, methods of MANUFACTURE of SUBSTANCE, and methods of use of such SUBSTANCE for making COMPOUND do not (i) infringe any VALID PATENT CLAIM owned or possessed by a THIRD PARTY, or (ii) breach any confidentiality or non-use obligation owed to a THIRD PARTY by CODEXIS.

10.2.5	EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE SUBSTANCE DELIVERED BY CODEXIS UNDER THIS AGREEMENT. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS ARE VALID OR ENFORCEABLE OR THAT USE OF THE SUBSTANCE DELIVERED BY CODEXIS DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY OR PROPRIETARY RIGHTS OF ANY THIRD PARTY. CODEXIS EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES.

10.2.6
Notwithstanding anything to the contrary in this AGREEMENT and for the avoidance of doubt, the forgoing warranties under Sections 10.2.1 and 10.2.4 will not apply in the event that MERCK has procured SUBSTANCE through a THIRD PARTY SUPPLIER pursuant to Section 2.1 herein.

10.3	NO VIOLATION WARRANTIES OF CODEXIS.

10.3.1 CODEXIS represents and warrants that, as of the date of this AGREEMENT, neither it, nor any     of its officers, directors, KEY EMPLOYEES, or KEY SUBCONTRACTORS has been in     VIOLATION.  CODEXIS shall notify MERCK in writing immediately if any such VIOLATION     occurs or comes to its attention.  If a VIOLATION exists with respect to any of CODEXIS’       officers, directors, KEY EMPLOYEES, or KEY SUBCONTRACTORS, SCODEXIS shall promptly       remove such individual(s) or entities from performing any service, function or capacity related to       the MANUFACTURE of SUBSTANCE.  MERCK shall also have the right, in its sole discretion, to terminate this AGREEMENT immediately in the event of any such VIOLATION.

10.4	MERCK WARRANTIES.

10.4.1
MERCK represents, warrants and covenants that (i) it has the full right, power and authority to MANUFACTURE COMPOUNDS and/or PRODUCTS under this AGREEMENT, (ii) all SUBSTANCE DELIVERED by CODEXIS will be used solely to MANUFACTURE COMPOUNDS and/or PRODUCTS CONTROLLED by MERCK; and (iii) it has not received written notice from any THIRD PARTY alleging that the MANUFACTURE of COMPOUNDS and/or PRODUCTS infringes or may infringe any intellectual property rights owned or possessed by such THIRD PARTY.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

11.    INDEMNIFICATION

11.1
CODEXIS shall protect, defend, indemnify, and hold MERCK, its AFFILIATES and their respective directors, officers, employees, and agents, and their respective successors and permitted assigns (collectively “REPRESENTATIVES”), harmless from any and all THIRD PARTY claims, actions and causes of action for damages and all THIRD PARTY liabilities, losses, damages, costs or expenses, including reasonable attorneys’ fees, with respect to or arising from actions or causes of action (collectively “LOSSES”) to the extent such LOSSES arise out of or result from: (i) a breach by CODEXIS of any of its representations, warranties, covenants or obligations under this AGREEMENT; or (ii) the negligence, recklessness, or willful misconduct of CODEXIS in the performance of its other obligations under this AGREEMENT; or (iii) any actual infringement or violation of any patent resulting solely from use of the SUBSTANCE to make COMPOUND by MERCK, its AFFILIATES, REPRESENTATIVES, or THIRD PARTY SUPPLIERS, but not any actual infringement or violation of any patent resulting from the use, sale, offer to sell or import of COMPOUND or PRODUCT obtained from use of such SUBSTANCE. The foregoing indemnification obligations shall not apply to the extent MERCK has procured SUBSTANCE from a THIRD PARTY SUPPLIER pursuant to Section 2.1 and/or is required to indemnify CODEXIS and its REPRESENTATIVES in accordance with Section 11.2.

11.2
MERCK shall protect, defend, indemnify, and hold CODEXIS, its AFFILIATES and their respective REPRESENTATIVES, harmless from any and all LOSSES to the extent such LOSSES arise out of or result from: (i) any breach by MERCK and/or its AFFILIATES of their representations, warranties, covenants or obligations under this AGREEMENT; (ii) any negligence, recklessness, or willful misconduct by MERCK and/or its AFFILIATES; or (iii) product liability related to the marketing, sale or use of any COMPOUND or PRODUCT. The foregoing indemnification obligations shall not apply to the extent CODEXIS is required to indemnify MERCK and its REPRESENTATIVES in accordance with Section 11.1.

11.3
CODEXIS and MERCK agree to give the other PARTY (i) prompt written notice of any claims made for which the PARTY claiming the right to indemnification knows or reasonably should know the indemnifying PARTY reasonably may be liable under the foregoing indemnification and (ii) the opportunity for the indemnifying PARTY to defend, negotiate, and settle such claims. The indemnified PARTY shall provide the indemnifying PARTY with all information in its possession, and all authority and reasonable assistance necessary to enable the indemnifying PARTY to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

carry on the defense of such suit; provided, however, that the indemnified PARTY reserves the right to retain its own counsel to defend itself in such suit at its expense. Neither PARTY shall be responsible to or bound by any settlement made without its prior written consent, which shall not be unreasonably withheld.

11.4
Notwithstanding anything to the contrary herein, if any patent infringement or any other lawsuit is instituted against MERCK by a THIRD PARTY as a result of the use of SUBSTANCE supplied by CODEXIS to make COMPOUND, MERCK shall be entitled, at its own expense, to take any steps, including without limitation counterclaim or, subject to Section 11.3, settlement with the THIRD PARTY, necessary to continue MANUFACTURE of COMPOUND or PRODUCT in the TERRITORY. The foregoing notwithstanding, MERCK shall have no right to license or admit to the invalidity of any CODEXIS PATENTS or other intellectual property of CODEXIS.

11.5	In no event shall either PARTY hereunder be liable to the other PARTY or its AFFILIATES for any special, indirect, incidental, consequential or punitive damages in connection with this AGREEMENT.

11.6
In no event shall CODEXIS be liable to MERCK , MERCK’s AFFILIATES or any of their respective REPRESENTATIVES for any amounts under this AGREEMENT in excess of Five Million U.S. Dollars ($5,000,000 US).

12.0	TERM

12.1
This AGREEMENT shall become effective as of the EFFECTIVE DATE and shall continue in effect for five (5) years. Upon the expiration of the initial five (5) year term, the AGREEMENT may be renewed for an additional five (5) year term in MERCK’s discretion.

12.2
Inflation adjustment: Both PARTIES agree that no inflation adjustment will be made in the first five (5) years of the AGREEMENT. After the initial five (5) year term, the SUBSTANCE FEE for the following five (5) year term shall be adjusted by the change [***].  For the [***], the PARTIES will use code [***].  This index is available at [***].

13.0	TERMINATION

13.1	Termination by MERCK: Notwithstanding anything contained herein to the contrary:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.1.1	MERCK shall have the right to terminate this AGREEMENT at any time in its sole discretion by giving one (1) year advance written notice to CODEXIS.

13.1.2	MERCK shall have the right, but not the obligation, to terminate this AGREEMENT or acquire CODEXIS’ rights in, to and under the SUBSTANCE in accordance with the provisions of Article 15.0.

13.1.3
In the event of termination under this Section 13.1: (i) each PARTY shall pay all amounts then due and owing as of the termination date; and (ii) except for the effects of termination set forth in Section 13.3 and the surviving provisions set forth in Section 14.1, the rights and obligations of the PARTIES hereunder shall terminate as of the date of such termination.

13.2
Termination for Cause: This AGREEMENT may be terminated at any time during the TERM upon written notice by either PARTY if the other PARTY is in breach of its material obligations hereunder by causes and reasons within its control and has not cured such breach within [***] days after written notice requesting cure of the breach; provided, however, in the event of a good faith dispute with respect to the existence of a material breach, the [***] day cure period shall be tolled until such time as the dispute is resolved pursuant to Article 21.0.

13.3	Effects of Termination:

13.3.1
If this AGREEMENT expires or is terminated for any reason, either PARTY shall, within [***] days after the effective date of such expiration or termination, return or cause to be returned to the other PARTY all INFORMATION, including any analysis, materials, products, or conclusions derived or drawn there from. Notwithstanding the foregoing, each PARTY shall be entitled to retain one (1) copy of the information received from the other PARTY so long as retention copy is kept in confidential company files. For purposes of this Section 13.3.1, “INFORMATION” means any and all information, know-how and data, whether oral, written or graphical, that is disclosed or provided by MERCK to CODEXIS or by CODEXIS to MERCK (including without limitation any analysis, products, or conclusions drawn or derived there from), whether or not labeled as confidential/proprietary, or that may be derived from or related to any visits by personnel of one PARTY to the location of the other or that may be otherwise known to one

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PARTY solely through its visits or contacts with the other PARTY.

13.3.2
Upon termination of this AGREEMENT by MERCK for any reason, MERCK, its AFFILIATES and THIRD PARTY SUPPLIERS shall be entitled to finish any work-in-progress and to use SUBSTANCE remaining in the inventory in the MANUFACTURE, import, marketing, distribution and sale of COMPOUND or PRODUCT, in accordance with the terms of this AGREEMENT; provided that MERCK shall have paid in full the applicable payments with respect to such SUBSTANCE.

13.3.3
For any PRODUCT that is marketed and sold in the TERRITORY under a HEALTH REGISTRATION, upon termination of this AGREEMENT by MERCK pursuant to Section 13.2, the licenses and rights granted to MERCK and/or its AFFILIATES, pursuant to this AGREEMENT, solely with respect to such PRODUCT, shall be granted in perpetuity and shall not be subject to any fees; otherwise, upon termination or expiration of this AGREEMENT, all licenses and rights granted to MERCK and/or its AFFILIATES pursuant to this AGREEMENT shall terminate.

13.3.4
In the event that this AGREEMENT is terminated due to the rejection of this AGREEMENT by or on behalf of CODEXIS under Section 365 of the United States Bankruptcy Code or other applicable, similar, foreign law (the “CODE”), all licenses and rights to licenses granted to MERCK under Section 3.2 are, and shall otherwise be deemed to be, for purposes of Section 365(n) (or the equivalent provision) of the CODE, licenses of rights to “intellectual property” as defined under Section 101(35A) (or the equivalent provision) of the Code. To the extent permitted by applicable U.S. law, CODEXIS agrees that MERCK shall retain and may fully exercise all of its rights and elections to the extent permitted or allowed under the CODE. The foregoing provisions of Section 13.3.4 are without prejudice to any rights MERCK may have arising under the CODE or other applicable LAW.

14.0	SURVIVAL

14.1
The terms, licenses, provisions, representations, warranties and covenants contained in the following articles and sections of this AGREEMENT shall survive expiration or early termination of this AGREEMENT: Articles 1.0, 4.0, 9.0, 11.0, 13.0, 14.0, , 20.0, 21.0, 27.0 and 30.0, and Sections 3.1, 5.5, 17.1.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

15.0	UNFORSEEN CIRCUMSTANCES

15.1
If CODEXIS faces materially adverse unforeseen business circumstances (bankruptcy, liquidation), MERCK shall have the right to acquire the license to SUBSTANCE upon making a one time payment calculated [***]. Notwithstanding anything in this AGREEMENT to the contrary, MERCK shall also receive an automatic right to continue receiving the SUBSTANCE from the SUBSTANCE MANUFACTURERS at a price to be negotiated in good faith between MERCK and the SUBSTANCE MANUFACTURERS.

15.2	In the event that CODEXIS gets acquired by another company, MERCK still has the same rights under Article 15.1 of this AGREEMENT, except there will be no [***].

16.0	INSURANCE

16.1	Unless otherwise specified in this AGREEMENT, CODEXIS agrees to maintain, during the TERM, at its own expense, the following insurance coverage:

Workers Compensation                     State Statutory*
Employer Liability
Bodily Injury each Accident             [***]
Bodily Injury Disease - Policy Limit        [***]
Bodily Injury Disease - Each Employee        [***]

*Workers Compensation Insurance providing for payment of benefits to and for the account    of employees in connection with the work covered by this AGREEMENT as required by the statutes of the state where the work is being performed.

Commercial General Liability Insurance [***]

Contractual Liability [***]

Product Liability [***]

Annual Aggregate [***]

16.2
CODEXIS shall deliver to MERCK, prior to the execution of the AGREEMENT, certificates of insurance, as evidence that policies providing such coverage and limits of insurance are in full force and effect and with insurers with an A. M. Best rating of -A or better acceptable to MERCK. CODEXIS' insurance is primary with no contributions by MERCK's insurers. If the above policies are reported on a "claims made basis" then CODEXIS shall provide coverage [***] years after the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AGREEMENT has terminated. CODEXIS shall, to the extent possible, provide MERCK with notice of any cancellation, termination or material alteration of any of the above-referenced insurance policies not less than [***] days in advance of such cancellation, termination or material alteration and in any event, Codexis shall provide MERCK with such notice no later than [***] business days following its knowledge of such cancellation, termination or material alteration.

16.3
Neither failure of CODEXIS to comply with any or all of the insurance provisions of this AGREEMENT, nor the failure to secure endorsements on the policies as may be necessary to carry out the terms and provisions of this AGREEMENT shall be construed to limit or relieve CODEXIS from any of its obligations under this AGREEMENT.

17.0	AUDIT RIGHTS AND REPORTING

CODEXIS’ records, which shall include, but not be limited to, accounting records, time sheets, written policies and procedures, test results, reports, correspondence, memoranda and any other documentation relating to the performance of this AGREEMENT, shall be open to inspection and subject to audit and/or reproduction, during normal working hours, by MERCK or its authorized representative, at MERCK’s sole expense, to the extent necessary to adequately evaluate claims submitted by CODEXIS or as required by governmental authorities. CODEXIS shall preserve such records for a period of [***] years after the end of the TERM or for such longer period as may be required by law. For the purpose of such audits, inspections, examinations and evaluations, MERCK or its authorized representative shall have access to such records beginning on the EFFECTIVE DATE and continuing until [***] years after the satisfaction of CODEXIS’ obligations under this AGREEMENT; provided that no more than [***] such inspection, audit, examination and evaluation shall occur during each CALENDAR YEAR. In addition, CODEXIS shall provide adequate and appropriate workspace for MERCK or its authorized representatives to conduct such audit. MERCK or its authorized representative shall give CODEXIS reasonable advanced notice of an intent to audit. Codexis or its authorized representative may audit MERCK’s records regarding the volume of PRODUCT manufactured using SUBSTANCE during a YEAR and the SUBSTANCE LOADING FACTOR in use during such YEAR.

17.2    Beginning with the CALENDAR YEAR that the first FIRM ORDER for SUBSTANCE is placed and continuing for each subsequent CALENDAR YEAR thereafter during the TERM, within [***] days following the end of each such CALENDAR YEAR, MERCK shall deliver to CODEXIS a summary report, in form and substance reasonably acceptable to CODEXIS, setting forth the amount of PRODUCT produced during the previous CALENDAR YEAR and any changes of the SUBSTANCE LOADING FACTOR

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

18.0	RECALLS

18.1
Subject to Section 11.6 of this Agreement, in the event that PRODUCT is recalled or withdrawn, CODEXIS shall fully cooperate with MERCK in connection with such recall or withdrawal. If such recall or withdrawal is solely caused by breach of any of the warranties set forth in this AGREEMENT by CODEXIS, CODEXIS will reimburse MERCK for all SUBSTANCE used in the recalled or withdrawn PRODUCT.

19.0	ETHICS/CONFLICT OF INTEREST

19.1
In performing its obligations hereunder, the PARTIES acknowledge that the corporate policy of MERCK and its AFFILIATES requires that MERCK’S business be conducted within the letter and spirit of the law. By signing this AGREEMENT, the PARTIES agree to conduct the business contemplated herein in a manner which is consistent with all applicable laws, including the U.S. Foreign Corrupt Practices Act, good business ethics as recognized and practiced in the industries in which the Parties participate and the Ethical Business Practices Policy of MERCK as communicated to CODEXIS by MERCK or one of its AFFILIATES from time to time. Specifically, the PARTIES warrant that in connection with this AGREEMENT and the business relating thereto, they, their directors, their employees, their officers, and anyone acting on their behalf shall not offer, make or promise any payment, either directly or indirectly, of money or other assets (hereinafter collectively referred to as “PAYMENT”), to any government, political party or international organization official, candidate or persons acting on behalf of any of the foregoing or directly associated with them including their staff, business partners, close associates and family (hereinafter collectively referred to as “OFFICIALS”) where such PAYMENT would constitute a violation of any applicable LAW. In addition, regardless of legality, the PARTIES shall make no PAYMENT, either directly or indirectly, to OFFCIALS if such PAYMENT is for the purpose of influencing decisions or actions with respect to the subject matter of this AGREEMENT or the business activities of the PARTIES or their respective AFFILIATES.

19.2
CODEXIS represents and warrants that to the best of its knowledge it has provided complete and accurate information and documentation to MERCK, its AFFILIATES, and their personnel in the course of any due diligence that was conducted, including disclosure of any officers, employees, owners, or persons directly or indirectly retained by CODEXIS who are in a capacity that may reasonably provide an opportunity to influence decisions or actions with respect to the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

subject matter of this AGREEMENT or the business activities of MERCK or its AFFILIATES. CODEXIS also acknowledges and agrees that in the event that CODEXIS engages a subsidiary, AFFILIATE, subcontractor or agent in a capacity that may reasonably provide an opportunity to influence decisions or actions with respect to the subject matter of this AGREEMENT or the business activities of MERCK or its AFFILIATES, that CODEXIS will conduct due diligence on such subsidiary, AFFILIATE, subcontractor or agent consistent with the requirements as set forth in this Section 19, and will maintain adequate records and provide such records to MERCK to evidence such due diligence was conducted and any identified risks were mitigated. CODEXIS shall make all further disclosures as necessary to ensure the information provided remains complete and accurate for the duration of the engagement. CODEXIS further covenants that any future information and documentation submitted as part of further due diligence or a certification shall be complete and accurate to the best of its knowledge.

19.3
Each PARTY represents, warrants, and covenants that all books, records, invoices, and other documents relating to payments and expenses under this AGREEMENT are and shall be complete and accurate and reflect in reasonable detail the character and amount of transactions and expenditures.

19.4
Each PARTY further represents, warrants and agrees that no “off the books” or other similar funds will be maintained or used in connection with this AGREEMENT. Except as expressly provided for in this Agreement, without obtaining the prior written consent of MERCK, which shall not be unreasonably withheld, CODEXIS shall not hire or retain subcontractors or agents who will be interacting with OFFICIALS on behalf or at the request of CODEXIS who may have an opportunity to influence decisions or actions with respect to the subject matter of this AGREEMENT or the business activities of MERCK or its AFFILIATES.

19.5
CODEXIS agrees to ensure that all of CODEXIS’ employees, agents and subcontractors involved in performing the obligations under this AGREEMENT are made specifically aware of the compliance requirements under this Section 19, including without limitation, by participation of such employees, agents and subcontractors in mandatory training to be conducted by CODEXIS regarding such requirements prior to performing any obligations under this AGREEMENT. Codexis further agrees to certify its continuing compliance with the requirements under this Section 19 on a periodic basis during the TERM. CODEXIS agrees to, and cause any of its

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

agents or subcontractors to implement and/or sustain a compliance program, to comply with the requirements of this Section 19 and to maintain adequate records of such compliance program.

19.6	MERCK shall have the right to audit the books and records of CODEXIS as they relate to CODEXIS’ compliance with this Section 19 for the period of two years following termination of this AGREEMENT.

19.7
A breach by either PARTY of any of its obligations under this Section 19 shall be considered a material breach under this AGREEMENT. MERCK shall have the right to terminate this AGREEMENT immediately upon any violation of this Section 19 or any breach of a representation or warranty contained herein.

20.0	COMPLIANCE WITH THE LAW

20.1
CODEXIS shall comply with and give all notices required by LAWS, bearing on the performance of this AGREEMENT as existing on the EFFECTIVE DATE and as enacted or amended during the TERM. CODEXIS shall notify MERCK if it becomes aware of any material non-compliance in connection with this AGREEMENT and shall take all appropriate action necessary to comply with such LAWS.

21.0	DISPUTE RESOLUTION

21.1
The PARTIES shall attempt to amicably resolve any dispute arising out of or relating to this AGREEMENT. In the event that said negotiations are not successful within thirty (30) days after the occurrence of such dispute, it shall be finally resolved through arbitration before three (3) arbitrators, provided that such dispute is not an Excluded Claim. Such arbitration shall take place in Chicago, Illinois, the United States of America and shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”). Within fifteen (15) calendar days of either PARTY making a demand for arbitration, MERCK and CODEXIS shall each select one (1) arbitrator. A third arbitrator shall be selected by the arbitrators selected by the PARTIES within thirty (30) days after such arbitrators are appointed. In the event that either PARTY shall fail to appoint its arbitrator, or the two arbitrators selected by the PARTIES fail to appoint the third arbitrator, in either case within the prescribed time period, then either PARTY may apply to the AAA for the appointment of such arbitrator. The determination of a majority of the panel of arbitrators shall be the decision of the arbitrators and shall be binding regardless of whether one of the PARTIES fails or refuses to participate in the arbitration. Each PARTY

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

shall pay for the arbitrator it selects with the cost of the third arbitrator being split equally between the PARTIES. All other costs shall also be split equally between the PARTIES. Either PARTY may enter any arbitration award in any court having jurisdiction or may make application to any such court for a judicial acceptance of the award and order of enforcement, as the case may be. As used in this Section 21.1, the term “Excluded Claim” shall mean a dispute, controversy or claim that concerns (a) the validity or infringement of a patent, trademark or copyright; or (b) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory. Any and all issues regarding the scope, construction, validity, and enforceability of one or more patents shall be determined in a court of competent jurisdiction under the local patent LAWS of the jurisdictions having issued the patent or patents in question. Notwithstanding anything to the contrary, each PARTY may seek injunctive relief, including without limitation a temporary restraining order or a preliminary injunction, from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrator(s) on the ultimate merits of any dispute, controversy or claim. All proceedings and decisions of the arbitrators shall be deemed confidential information of each of the PARTIES, and shall be subject to ATTACHMENT 1 of this AGREEMENT.

22.0	NON-EXCLUSIVITY

22.1
This AGREEMENT shall not be deemed to be an exclusive contract and each PARTY shall be free to engage other contractors to provide enzyme products or services similar to the goods and services described in this AGREEMENT in accordance with the terms of this AGREEMENT.

23.0	EFFORTS

23.1
CODEXIS shall at all times in good faith use reasonable commercial efforts to perform its obligations under this AGREEMENT in the best professional manner in conformity with the standards and practice of other professionals providing similar work. CODEXIS shall employ an adequate number of qualified personnel and shall use competent supervision in order to achieve the foregoing.

24.0	DIVERSITY (Applies to US Operations)

24.1    For all SUBSTANCE provided pursuant to this AGREEMENT, to the extent that CODEXIS is determined to be a United States domestic manufacturer of SUBSTANCE, it shall comply with the requirements of FAR 52.219-8, entitled, “Utilization of Small Business Concerns (May 2004)”, a

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

copy of which is attached hereto as ATTACHMENT 7 (“FAR 52.219-8”) and the other provisions of this Article 24.0. As of the EFFECTIVE DATE, the PARTIES agree that CODEXIS is not a United States domestic manufacturer of SUBSTANCE.

For all FIRM ORDERS for which the cost of SUBSTANCE exceeds FIVE-HUNDRED FIFTY THOUSAND DOLLARS ($550,000.00), or for construction of any public facility ONE MILLION DOLLARS ($1,000,000.00), CODEXIS shall, use its commercially reasonable efforts to include FAR 52.219-8 in all SUBCONTRACTOR agreements that offer opportunities for the supply of raw materials used for the MANUFACTURE of SUBSTANCE; provided, that such raw materials are of equivalent quality and cost.

For all FIRM ORDERS for which the cost of SUBSTANCE exceeds FIVE MILLION DOLLARS ($5,000,000), CODEXIS shall, use its commercially reasonable efforts to also comply with the following; provided, however, that to the extent there is any conflict between FAR 52.219-8 and the following, the requirements of FAR 52.219-8 will take precedence:

MERCK is committed to equal employment and supplier diversity. As part of this commitment, it is MERCK’s policy that DIVERSE SUBCONTRACTORS have the maximum practicable opportunity to participate in the performance of work and services for MERCK and MERCK’s suppliers (the “MERCK DIVERSITY POLICY”).  The term “DIVERSE SUBCONTRACTORS” shall mean those suppliers and contractors that comprise “HUBZone small business concerns” and “small disadvantaged business concerns,” each as defined in FAR 52.219-8, and “VETERAN-OWNED BUSINESS CONCERNS,” “WOMEN-OWNED BUSINESS CONCERNS,” “MINORITY-OWNED BUSINESS CONCERNS,” and “GAY AND LESBIAN-OWNED BUSINESS CONCERNS.”

24.3.1 The term “VETERAN-OWNED BUSINESS CONCERN” shall mean a business concern, regardless of size: (a) not less than fifty-one percent (51%) of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than fifty-one percent (51%) of the stock of which is owned by one or more veterans; and (b) the management and daily business operations of which are controlled by one or more veterans, or in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

24.3.2     The term “WOMEN-OWNED BUSINESS CONCERN” shall mean a business concern, regardless of size: (a) not less than fifty-one percent (51%) of which is owned by one or more women, or, in the case of any publicly owned business, not less than least fifty-one percent (51%) of the stock of which is

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

owned by one or more women; and (b) whose management and daily business operations are controlled by one or more women; and (c) that is certified as a women-owned business concern by a MERCK-approved independent certifying agency therefore.

24.3.3     The term “MINORITY-OWNED BUSINESS CONCERN” shall mean a business concern, regardless of size: (a) not less than fifty-one percent (51%) of which is owned by one or more MINORITY-GROUP MEMBERS or, in the case of any publicly owned business, not less than fifty-one percent (51%) of the stock of which is owned by one or more MINORITY-GROUP MEMBERS; and (b) whose management and daily business operations are controlled by one or more MINORITY-GROUP MEMBERS; and (c) that is certified as a minority-owned business concern by a MERCK-approved independent certifying agency therefore. The term “MINORITY-GROUP MEMBERS” shall mean United States citizens who are Asian, Black, Hispanic, or Native American.

24.3.4    The term “GAY AND LESBIAN-OWNED BUSINESS CONCERN” shall mean a business concern, regardless of size: (a) not less than fifty-one percent (51%) of which is owned by one or more gay or lesbian individuals; and (b) the management and daily business operations of which are controlled by one or more gay or lesbian individuals; and (c) which has been certified as a gay and lesbian-owned business concern by the National Gay and Lesbian Chamber of Commerce.

24.4    In the event CODEXIS is determined to be a United States domestic manufacturer of SUBSTANCE and solely with respect to FIRM ORDERS for which the cost of SUBSTANCE exceeds Five Million DOLLARS ($5,000,000), CODEXIS shall use its commercially reasonable efforts to establish and conduct a diversity program and diversity procedures that will enable DIVERSE SUBCONTRACTORS to be considered fairly as SUBCONTRACTORS under this AGREEMENT (the “SUPPLIER DIVERSITY PROGRAM”).  In such event, as part of the SUPPLIER DIVERSITY PROGRAM, CODEXIS shall, to the extent practicable, inter alia: (1) assist DIVERSE SUBCONTRACTORS by arranging contracting opportunities, quantities, specifications, and delivery schedules so as to facilitate their participation; (2) Provide adequate and timely consideration of the potentialities of DIVERSE SUBCONTRACTORS in all “make-or-buy” decisions; (3) designate a liaison manager who shall be responsible for interfacing with and administering subcontracting opportunities for DIVERSE SUBCONTRACTORS; (4) counsel and discuss subcontracting opportunities with representatives of DIVERSE SUBCONTRACTORS; (5) maintain records showing (a) procedures adopted by CODEXIS to comply with the MERCK DIVERSITY POLICY, including the establishment of a source list of DIVERSE SUBCONTRACTORS, (b) awards of agreements to DIVERSE SUBCONTRACTORS on the source list, and (c) specific efforts to identify and award agreements to DIVERSE SUBCONTRACTORS; and (6) cooperate with MERCK representatives in any studies and surveys of the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MERCK DIVERSITY PROGRAM, as may be conducted by MERCK from time to time.

24.5     In the event CODEXIS is determined to be a United States domestic manufacturer of SUBSTANCE and solely with respect to FIRM ORDERS for which the cost of SUBSTANCE exceeds Five Million DOLLARS ($5,000,000), CODEXIS shall use its commercially reasonable efforts to engage DIVERSE SUBCONTRACTORS for the MANUFACTURE of SUBSTANCE and/or provide raw materials needed for the MANUFACTURE of SUBSTANCE representing at least five percent (5%) of the aggregate cost of the total raw material cost of SUBSTANCE for the CALENDAR YEAR.  In such event, CODEXIS shall, to the extent practicable, provide MERCK with quarterly reports identifying the DIVERSE SUBCONTRACTORS and the total paid in the subject quarter to each SUBCONTRACTOR. Said reports shall, to the extent practicable, be submitted via MERCK’s online 2nd Tier Reporting System and shall include both “direct” and “indirect” DIVERSE SUBCONTRACTOR payments.

24.6     Notwithstanding anything herein to the contrary, any non-compliance with this Article 24.0 by CODEXIS shall not be deemed a material breach of this AGREEMENT. In the event MERCK identifies any such non-compliance, the PARTIES shall discuss in good faith each PARTY’s compliance concerns.

25.0	PUBLICITY

25.1
Unless otherwise required by securities law or other applicable LAW, neither PARTY shall disclose the existence of, or any of the terms or conditions of, this AGREEMENT to any THIRD PARTY, including without limitation press releases, nor use the name of the other PARTY in any publicity, advertising, or news without the prior written consent of the PARTY whose name will be used; provided, each PARTY may disclose information that is already in the public domain to THIRD PARTIES in response to inquiries by THIRD PARTIES. Violation will be considered a material breach of this AGREEMENT and may result in termination of this Agreement pursuant to Section 13.2 hereof.

26.0	INDEPENDENT PARTIES

26.1
At all times during the TERM, CODEXIS and MERCK, and their respective AFFILIATES, shall be deemed and shall in fact be independent of the other PARTY, and neither shall be authorized or empowered hereby to act as the agent for the other PARTY for any purpose whatsoever or, on behalf of the other, to enter into any contract, warranty or representation as to any matter.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

27.0	GOVERNING LAW

27.1	This AGREEMENT shall be interpreted, construed and enforced in accordance with the LAWS of the state of New York without regard to the provisions thereof concerning conflict of LAWS.

28.0	ASSIGNMENT

28.1
Except as provided in this Section 28.1, this AGREEMENT may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either PARTY without the prior written consent of the other PARTY; provided, however, that MERCK may, without such consent, assign this AGREEMENT and its rights and obligations hereunder to an AFFILIATE. Any attempted assignment not in accordance with this Section 28.1 shall be void. Any permitted assignee shall assume all assigned obligations of its assignor under the AGREEMENT.

29.0	SEVERABILITY

29.1
If any one or more of the provisions contained in this AGREEMENT is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the PARTIES. The PARTIES shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this AGREEMENT.

30.0	NOTICE

30.1    All notices required or permitted under this AGREEMENT will be in writing, will reference this AGREEMENT and will be deemed given when (a) if delivered personally, at the time of such delivery, (b) if by express prepaid courier service, one (1) day after mailing or (c) if delivered via facsimile, upon receipt of a confirmation for such facsimile. All communications will be sent to the addresses or facsimile numbers set forth below to or such other address or facsimile numbers as may be designated by a PARTY giving written notice to the other PARTY pursuant to this Section 30.1:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

    Notices to MERCK shall be addressed to:
MERCK SHARP AND DOHME CORP
Two Merck Drive
P.O. Box 200
Whitehouse Station, NJ 08889-0200
Attention : Procurement Director
Facsimile No. : [***]

With copy to: PROCUREMENT DIRECTOR

MERCK SHARP AND DOHME CORP
One Merck Drive
PO Box 100
Whitehouse Station, NJ 08889-0100
Facsimile No.: [***]

Notices to CODEXIS shall be addressed to:

Codexis, Inc.,
200 Penobscot Drive
Redwood City, CA 94063
U.S.A.
Attn: President, Pharmaceutical Services & Enzyme Products
Facsimile No.: [***]

With a copy to:

Codexis, Inc.,
200 Penobscot Drive
Redwood City, CA 94063
U.S.A.
Attn: General Counsel
Facsimile No.: [***]

31.0	FORCE MAJEURE

31.1
Except for the payment of money, no failure or omission by the PARTIES hereto in the performance of any obligation under this AGREEMENT shall be deemed a breach hereof or create any liability if the same arises from any cause beyond the control of the PARTIES including, but not

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

limited to, the following: act of God; acts or omissions of any government; any rule, regulation or order issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; accident; war; act of terrorism; rebellion; insurrection; riot; invasion; or strike, lockout or other work stoppage; provided that the affected PARTY shall notify the other PARTY as soon as practicable, shall take reasonable steps to cure such failure or omission as soon as possible after the occurrence of the force majeure and shall use reasonable efforts to complete such cure as soon as possible.

32.0	ENTIRE AGREEMENT

32.1
This AGREEMENT, together with all ATTACHMENTS, constitutes the entire agreement between the PARTIES and supersedes all previous and contemporaneous arrangements, whether written or oral, including the CLSA, solely with respect to the subject matter herein. Any amendment or modification to this AGREEMENT shall be of no effect unless made in a writing which specifically references this AGREEMENT and is signed by both PARTIES.

32.2	Notwithstanding anything to the contrary in Section 32.1, the CONFIDENTIALITY AGREEMENT attached as ATTACHMENT 1 shall remain in full force and effect as a separate agreement.

33.0	SUCCESSORS AND ASSIGNS

33.1	The terms and conditions of this AGREEMENT shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

34.0	FURTHER ASSURANCES

34.1
Each PARTY agrees to execute such further papers, agreements, documents, instruments and the like as may be necessary or desirable to effect the purpose of this AGREEMENT and to carry out its provisions.

35.0	COUNTERPARTS

35.1	This AGREEMENT may be executed in two (2) or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same instrument.

36.0	U.N. CONVENTION ON INTERNATIONAL SALE OF GOODS

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

36.1	The PARTIES hereby expressly agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply.

37.0	CTPAT

37.1    CODEXIS acknowledges that MERCK is a participant in the Customs -Trade Partnership Against Terrorism ("CTPAT") program of the U.S. Customs and Border Protection Agency and is required to comply with the security criteria of C-TPAT published on http://www.cbp.gov or any successor web site (the "C-TPAT SECURITY CRITERIA").   In order to enable MERCK to comply with the C-TPAT SECURITY CRITERIA, CODEXIS shall comply with the C-TPAT SECURITY CRITERIA, as may be updated from time to time.   CODEXIS shall provide MERCK with a written certification that it is in compliance with the C-TPAT SECURITY CRITERIA or when it will be in compliance with the C-TPAT SECURITY CRITERIA, and if CODEXIS is eligible to be C-TPAT certified, CODEXIS shall become so certified or validated within one year of delivery of the first FIRM ORDER and shall provide MERCK with a copy of valid documentation indicating that CODEXIS is a certified or validated C-TPAT participant when available.  MERCK agrees to assist CODEXIS in becoming a certified or validated C-TPAT participant and shall provide CODEXIS with a free audit of CODEXIS’ C-TPAT compliance efforts and timely feedback on such efforts, in each case at the request of CODEXIS. Upon MERCK's request, CODEXIS shall allow MERCK access to CODEXIS’ facilities for the purpose of verifying CODEXIS’ compliance with the C-TPAT SECURITY CRITERIA.

38.0	ENGLISH LANGUAGE

38.1
This AGREEMENT, any ATTACHMENTS attached hereto, and all reports, documents and notices required hereunder, referred to herein or requested by MERCK in connection herewith shall be written in the English language. Except as otherwise required by applicable law, the binding version of all of the foregoing shall be the English version.

39.0	WAIVER

39.1
Any term or condition of this AGREEMENT may be waived or qualified at any time by the PARTY entitled to the benefit thereof by written instrument executed by said PARTY. No delay or failure on the part of either PARTY in exercising any rights hereunder, and no partial or single exercise thereof, shall constitute a subsequent waiver of such rights or of any other rights hereunder.

40.0	CUMULATIVE REMEDIES

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

40.1	No remedy referred to in this AGREEMENT is intended to be exclusive, each shall be cumulative and in addition to any other remedy referred to in this AGREEMENT or otherwise available under law.

41.0	WAIVER OF RULE OF CONSTRUCTION

41.1
Each PARTY has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this AGREEMENT. Accordingly, the rule of construction that any ambiguity in this AGREEMENT shall be construed against the drafting PARTY shall not apply.

42.0	HEADINGS, ATTACHMENTS AND EXHIBITS

42.1
The headings assigned to the articles and sections of this AGREEMENT are for convenience only and shall not limit the scope and applicability of the articles and sections. Each and every ATTACHMENT attached hereto is hereby incorporated herein and made a part hereof.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, a duly authorized representative of each PARTY has executed this AGREEMENT as of the dates identified below, but the AGREEMENT shall become effective on the EFFECTIVE DATE.

CODEXIS, INC.

By: [***]
Name:     [***]

Title:    [***]

Date: January 30, 2012

MERCK SHARP AND DOHME CORP

By: [***]

Name:     [***]

Title:    [***]

Date: February 20, 2012

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1

CONFIDENTIALITY AGREEMENT

See Attached

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MUTUAL CONFIDENTIALITY AGREEMENT

This Mutual Confidentiality Agreement (this “AGREEMENT”) entered into by and between MERCK SHARP & DOHME CORP., having a place of business at One Merck Drive, Whitehouse Station, New Jersey 08889-0100 ("MERCK") and CODEXIS, INC., having an address at 200 Penobscot Drive, Redwood City, California 94063 ("SUPPLIER") confirms the terms under which a PPARTY (as defined in that certain Sitagliptin Catalyst Supply Agreement dated as of the date hereof between MERCK and SUPPLIER (the “SUPPLY AGREEMENT”; capitalized terms used herein and not otherwise defined shall have the meaning herein as therein defined) or its AFFILIATES has disclosed or may hereafter disclose to the other PARTY certain confidential and proprietary information for the sole purpose of enabling SUPPLIER to analyze, evaluate, develop, process, utilize, and/or manufacture, including intermediates, COMPOUND, for MERCK and/or its AFFILIATES and for performing under the SUPPLY AGREEMENT. MERCK and SUPPLIER agree that any and all information, know-how, and data, whether oral, written, or graphical, that is disclosed or provided by MERCK or its AFFILIATES to SUPPLIER or by SUPPLIER to MERCK or its AFFILIATES (including any analysis, products, or conclusions drawn or derived therefrom), whether labeled as confidential/proprietary, or that may be derived from or related to any visits by personnel of one PARTY to the location of the other or that may be otherwise known to one PARTY through its visits or contacts with the other (hereinafter individually and collectively referred to as "INFORMATION") shall be disclosed and used by the PARTIES subject to the following terms and conditions:

1.
Except as set forth in the SUPPLY AGREEMENT, MERCK and SUPPLIER shall keep all INFORMATION of the other PPARTY in confidence and will not, without the disclosing PARTYPARTY's prior written consent, disclose any INFORMATION of the disclosing PARTY to any person or entity, except those officers, employees, agents, or AFFILIATES of the receiving PARTY who directly require the INFORMATION. Each officer, employee, agent, or AFFILIATE to whom INFORMATION is to be disclosed shall be advised by the receiving PPARTY of the terms of this AGREEMENT and shall be bound by the confidentiality and non-use obligations herein, mutatis mutandis. Both PARTIES shall take all reasonable precautions to prevent INFORMATION of the other PARTY from being disclosed to any unauthorized person or entity.

2.
Except as set forth in the SUPPLY AGREEMENT, MERCK and SUPPLIER shall not use, either directly or indirectly, any INFORMATION of the other PARTY disclosed to it hereunder, irrespective of whether such INFORMATION is disclosed prior to the effective date of this AGREEMENT, for any purpose other than for the sole purpose of performing its obligations under the SUPPLY AGREEMENT without the disclosing PARTY’s prior written consent.

3.	The obligations of confidentiality set forth herein shall not apply to any INFORMATION that is:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(a)	lawfully possessed at any time by the receiving PARTY prior to receipt from the disclosing PARTY, as evidenced by the receiving PARTY’s written records; or

(b)	published or available to the general public otherwise than through the receiving PARTY’s breach of this AGREEMENT, or its breach of any other obligation of confidentiality; or

(c)	obtained by the receiving PARTY from a THIRD PARTY with a valid right to disclose such INFORMATION, provided that said THIRD PARTY is not under a confidentiality obligation to the disclosing PARTY; or

(d)	independently developed by employees or agents of the receiving PARTY who had no knowledge of the disclosing PARTY’s INFORMATION, as evidenced by the receiving PARTY’s written records.
Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the receiving PARTY unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the receiving PARTY.

4.
Except as set forth in the SUPPLY AGREEMENT, all INFORMATION, without limitation, shall remain the property of the disclosing PARTY. Except as set forth in the SUPPLY AGREEMENT, neither PARTY shall acquire any license or any other intellectual property interest in any INFORMATION disclosed to it by the disclosing PARTY. Except as set forth in the SUPPLY AGREEMENT, disclosure of INFORMATION shall not result in any obligation to grant the receiving PARTY any right in and to said INFORMATION.

5.
SUPPLIER shall not perform or have performed any toxicity testing on COMPOUND, or any MERCK-designated key raw material used to manufacture COMPOUND, unless and until SUPPLIER provides (i) written notice to MERCK and (ii) an opportunity for the PARTIES to consult on the necessity and/or desirability of such toxicity testing.

6.
Except as set forth in the SUPPLY AGREEMENT, upon the written request of the disclosing PARTY, the receiving PARTY shall immediately either return to the disclosing PARTY, or destroy, all INFORMATION of the disclosing PARTY, in accordance with the instructions of the disclosing PARTY, including all notes, summaries, and translations that have been made regarding such INFORMATION, and all copies of the foregoing. In the event destruction is requested by the disclosing PARTY, the receiving PARTY shall certify such destruction in writing.

7.
In the event that the PARTY receiving any INFORMATION is required by judicial or administrative process to disclose any or all of the INFORMATION, said PARTY shall promptly notify the disclosing PARTY and allow the disclosing PARTY a reasonable time and opportunity to oppose such process before disclosing any INFORMATION. Notwithstanding anything in this AGREEMENT to the contrary, MERCK shall have the right to disclose any INFORMATION to a regulatory agency to the extent required or requested by such agency in connection with any regulatory filing, inspection or otherwise.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Any disclosure made pursuant to this Section 7 shall not affect the confidential nature of the disclosed INFORMATION (except to the extent the disclosure was made publicly available, such as but not limited to filings with the United States Securities and Exchange Commission, in which case such disclosed INFORMATION shall no longer be deemed confidential).

8.
No agency or partnership relationship between MERCK and SUPPLIER, either express or implied, shall be created by this AGREEMENT. Except as set forth in the SUPPLY AGREEMENT, each PARTY agrees to keep the existence and nature of the relationship between the PARTIES as well as the terms of this AGREEMENT confidential and not to use the names of the other PARTIES in any publicity or advertisement with regard to this AGREEMENT, without the prior written consent of the other PARTY.

9.
The confidentiality and non-use obligations created by this AGREEMENT shall be binding upon MERCK and SUPPLIER, and shall inure to the benefit of, and be enforceable by, their respective successors and assigns, and shall continue with respect to each item of INFORMATION until the earlier of (i) the occurrence of any of the conditions set forth in Section 3 with respect to such item, or (ii) ten (10) years following the expiration or termination of the SUPPLY AGREEMENT.

10.
This AGREEMENT, together with the SUPPLY AGREEMENT, embodies the entire understanding of the PARTIES with respect to the subject matter hereof and supersedes and replaces any and all prior understandings and arrangements, oral or written, relating to the INFORMATION except for any other confidentiality agreement between or among the PARTIES hereto.

11.
This AGREEMENT shall be interpreted, construed and enforced in accordance with the laws of the State of New York, without regard or reference to any of its rules or provisions governing conflict of laws.

12.
The PARTIES shall attempt to resolve amicably any dispute arising out of or relating to this AGREEMENT through good faith negotiations. In the event that said negotiations are not successful, the dispute shall be resolved through arbitration before three (3) arbitrators. Such arbitration shall take place in Chicago, Illinois and shall proceed in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”). Within fifteen (15) calendar days of either PARTY making a demand for arbitration, MERCK and SUPPLIER shall each select one (1) arbitrator. Within thirty (30) days of a demand for arbitration, a third arbitrator shall be selected by the arbitrators selected by the PARTIES. If, within the prescribed time, either PARTY shall fail to appoint its arbitrator, or the two arbitrators selected by the PARTIES fail to appoint the third arbitrator, then either PARTY may apply to the AAA for the appointment of such third arbitrator. The determination of a majority of the panel of arbitrators shall be the decision of the arbitrators and shall be binding upon the PARTIES regardless of whether one of the PARTIES fails or refuses to participate in the arbitration. The decision of the arbitrators shall be enforceable by any court of competent jurisdiction. Each PARTY shall pay for its arbitrator, with all fees and expenses of the third arbitrator being split equally between the PARTIES. All other expenses directly associated with holding an arbitration proceeding shall be split equally between the PARTIES. Either PARTY may enter any arbitration award in any court having jurisdiction

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or may make application to any such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

13.
Notwithstanding anything to the contrary in Section 12, each PARTY understands and agrees that any use or disclosure of INFORMATION of the other PARTY in violation of this AGREEMENT will cause such other PARTY irreparable harm leaving it without an adequate legal remedy and shall therefore entitle the other PARTY, among all other remedies, to injunctive relief from any court having jurisdiction.

15.
If any provision of this AGREEMENT is found invalid or unenforceable by a court of competent jurisdiction, the remainder of this AGREEMENT shall continue in full force and effect. The PARTIES shall negotiate in good faith to substitute a valid, legal, and enforceable provision that reflects the intent of such invalid or unenforceable provision.

16.
It is understood and agreed that no failure or delay by either PARTY in exercising any right, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power, or privilege hereunder.

IN WITNESS WHEREOF, the PARTIES hereto have executed this AGREEMENT as of the 1st day of February, 2012.

MERCK SHARP & DOHME CORP.             CODEXIS, INC.

By:    [***]                        By:    [***]

Name:	[***] Name: [***]

Title:    [***]                        Title:    [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 2

ANNUAL LICENSE FEE SCHEDULE

YEAR	LICENSE FEE IN MILLIONS USD
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
06#	[***]
07#	[***]
08#	[***]
09#	[***]
10#	[***]

# ANNUAL LICENSE FEE to be paid upon potential contract extension

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 3
SUBSTANCE FEE*
TABLE 1

SUBSTANCE Price ($/kg SUBSTANCE**)
Incremental PRODUCT volume (MT)***	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

* In the event that the current QUALITY STANDARD SPECIFICATIONS require a use-test for release or stability testing of SUBSTANCE, the SUBSTANCE price set forth in this TABLE 1 on ATTACHMENT 3 shall increase by [***].

** In the event that the $/kg SUBSTANCE price from the above table is less than [***], the $/kg SUBSTANCE shall be the lesser of [***] or the actual CODEXIS SUBSTANCE cost.

*** For the avoidance of doubt, only PRODUCT using CODEXIS supplied SUBSTANCE shall be used in determining Incremental PRODUCT volume.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TABLE 2

THIS CHART IS INCLUDED AT THE REQUEST OF MERCK AND SOLELY AS A REFERENCE TO PREVIOUS PRICING STRUCTURES BETWEEN THE PARTIES AND IS NOT REQUIRED TO SUPPORT THE TERMS OF THE AGREEMENT. FOR THE AVOIDANCE OF DOUBT, THE PRICING SET FORTH IN THIS CHART SHALL NOT BE USED TO DETERMINE ANY FEES OR OTHER AMOUNTS OWED UNDER SECTION 4.0 OF THE AGREEMENT.

SUBSTANCE Fee ($/kg PRODUCT)
Incremental PRODUCT volume (MT)	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 4
SUBSTANCE FEE MODEL FOR IMMOBILIZED PROCESS

Immobilized SUBSTANCE payment: Sample Calculation (for illustration only)
Created May 20, 2011

Sample Calculation Assumptions

Metric	Value	Units

PRODUCT Production	[***]	kg
SUBSTANCE Price	[***]	per kg API
SUBSTANCE COGS (CDXS)	[***]	per kg Enzyme
Actual SLF pre-immobilization	[***]
Maximum SLF for post immobilization calculation	[***]
Actual SLF post-immobilization	[***]

Determination of SLF used in the post-immobilization payment calculation
The lesser of [***] or Actual SLF pre-immobilization	[***]

Calculation of Contractual Gross Margin (Pre-immobilization)

Merck PRODUCT Production	[***]	kg
SUBSTANCE demand	[***]	kg	footnote 1
x SUBSTANCE Price	[***]	per kg
SUBSTANCE FEE (SUBSTANCE Revenue Payment)	[***]		footnote 2

Merck PRODUCT Production	[***]	kg
x SLF for payment calculation	[***]		footnote 3
Merck SUBSTANCE Consumption	[***]	kg
x SUBSTANCE COGS, CDXS	[***]	per kg
Total SUBSTANCE COGS, CDXS	[***]

CDXS Gross Margin	[***]

Calculation of Post-immobilization Payments

Merck PRODUCT Production	[***]	kg
x SLF post IMB	[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Merck SUBSTANCE Consumption	[***]	kg
x SUBSTANCE COGS, CDXS	[***]	per kg	footnote 4
Total SUBSTANCE COGS, CDXS	[***]

Contractual Gross Margin	[***]

Payments to Codexis (post-immobilization):	[***]

Footnote 1: = [***]
Footnote 2: Payment to CDXS (pre-immobilization): [***]
Footnote 3: In this example, actual SLF is above [***], so [***] is used
Footnote 4: Assumes no change in SUBSTANCE cost despite lower volumes

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 5
QUALITY STANDARD SPECIFICATIONS FOR SUBSTANCE

[See attached.]

Transaminase Enzyme Quality Specification, Rev. 2 [***]

Test	Specification	Method
Activity Assay: Use Test *	Conversion of ketoamide to sitagliptin freebase post isopropyl alcohol quenching is minimum [***]% at [***] hours	[***]
Activity Assay: Conversion	Conversion of ketoamide to sitagliptin freebase is minimum [***]% at [***] hours	[***]
Characteristics	Off-white to yellow, free flowing powder, free from visible contamination	[***]
Identity	The absolute value of the retention time difference of the transaminase enzyme peak in the sample and standard chromatograms is maximum [***] minutes.	[***]
Assay	Minimum [***]% w/w	[***]
Loss on Drying	Maximum [***]% w/w	[***]
Molecular Weight	[***] kDa	[***]

* MERCK agree to perform the Use Test at MERCKs facilities until such time CODEXIS have enabled the capability to perform the Use Test at CODEXISs facilities

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 6:
CODEXIS and its SUBSTANCE MANUFACTURERS CHANGES REQUIRING APPROVAL BY MERCK

[See attached.]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SUPPLIER CHANGE AGREEMENT
MERCK SHARPE DOHME CORP.
MMD External Manufacturing
[***]
[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

External Supplier Process Change Agreement Form
Company Name and Address:
Codexis, Inc.
[***]
200 Penobscot Drive
Redwood City, CA 94063
United States
Merck Sharp & Dohme Corp. Contact and Address:
[***]
WS3W-27, Two Merck Drive,
Whitehouse Station-NJ 08889
United States
Suppliers are responsible for manufacturing their products in conformance with all laws and regulations that pertain to their specific operations. Suppliers are also responsible for assuring that they have adequately qualified personnel with adequate training to control their own manufacturing processes to assure consistent quality. Such controls extend to your firm properly evaluating any change in the materials, equipment, or processes used in order to ensure that your products conform to original specifications. Changes in materials, equipment, or processes by the supplier may have an unintended adverse impact on the product manufactured by the supplier and subsequently have an unintended adverse impact on a product being produced by the customer. Merck Sharp & Dohme Corp. requires to be notified of and approve certain changes in materials, equipment, or processes in order to evaluate whether such change may have an unintended adverse impact on our use of your product. Merck Sharp & Dohme Corp.'s requiring this information does not alter your own responsibility in evaluating any and all changes undertaken by your firm.
Examples of changes requiring prior notification and approval by Merck Sharp & Dohme Corp. and those which do not require such notification and approval are provided in the tables that follow (Attachment 1). In the event that there is uncertainty as to whether a specific change requires notification and approval, contact the Merck Sharp & Dohme Corp. representative listed above.
I agree to notify Merck Sharp & Dohme Corp. using the External Supplier Process Change Notification Form included as Attachment 2, or an alternate written communication containing equivalent information, prior to implementing (lily changes in accordance with this agreement. My signature below represents my firm's acceptance of the terms in this agreement.
Printed Name:  [***]
Title:     [***]                                [***]
Signature/Date: [***]    01/24/12

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EFFECTIVE DATE: February 1, 2012

Attachment 1 - Examples of Changes Requiring and Not Requiring Merck Notification and Approval
[***]

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EFFECTIVE DATE: February 1, 2012

ATTACHMENT 2 – Sample Change Request Notification Form

[***]

Signature:                  Title:                  Date:
Printed Name

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EFFECTIVE DATE: February 1, 2012

Attachment 7
ATTACHMENT 7
Utilization of Small Business Concerns (May 2004)
("FAR 52.219-8").

(a) It is the policy of the United States that small business concerns, veteran-owned small business concerns, service-disabled veteran-owned small business concerns, HUBZone small business concerns, small disadvantaged business concerns, and women-owned small business concerns shall have the maximum practicable opportunity to participate in performing contracts let by any Federal agency, including contracts and subcontracts for subsystems, assemblies, components, and related services for major systems. It is further the policy of the United States that its prime contractors establish procedures to ensure the timely payment of amounts due pursuant to the terms of their subcontracts with small business concerns, veteran-owned small business concerns, service-disabled veteran-owned small business concerns, HUBZone small business concerns, small disadvantaged business concerns, and women-owned small business concerns.
(b) The Contractor hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with efficient contract performance. The Contractor further agrees to cooperate in any studies or surveys as may be conducted by the United States Small Business Administration or the awarding agency of the United States as may be necessary to determine the extent of the Contractor’s compliance with this clause.
(c) Definitions. As used in this contract—
“HUBZone small business concern” means a small business concern that appears on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration.
“Service-disabled veteran-owned small business concern”—
(1) Means a small business concern—
(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and
(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a service-disabled veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.
(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).
“Small business concern” means a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated pursuant thereto.
“Small disadvantaged business concern” means a small business concern that represents, as part of its offer that—
(1) It has received certification as a small disadvantaged business concern consistent with 13 CFR Part 124, Subpart B;
(2) No material change in disadvantaged ownership and control has occurred since its certification;
(3) Where the concern is owned by one or more individuals, the net worth of each individual upon whom the certification is based does not exceed $750,000 after taking into account the applicable exclusions set forth at 13 CFR 124.104(c)(2); and
(4) It is identified, on the date of its representation, as a certified small disadvantaged business in the database maintained by the Small Business Administration (PRO-Net).
“Veteran-owned small business concern” means a small business concern—
(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and
(2) The management and daily business operations of which are controlled by one or more veterans.
“Women-owned small business concern” means a small business concern—

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EFFECTIVE DATE: February 1, 2012

(1) That is at least 51 percent owned by one or more women, or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and
(2) Whose management and daily business operations are controlled by one or more women.
(d) Contractors acting in good faith may rely on written representations by their subcontractors regarding their status as a small business concern, a veteran-owned small business concern, a service-disabled veteran-owned small business concern, a HUBZone small business concern, a small disadvantaged business concern, or a women-owned small business concern.

PROPRIETARY INFORMATION

Not for use or disclosure outside Merck & Co., Inc., except under written agreement

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.